                            SCHEDULE 14A INFORMATION

                   PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement       [ ] CONFIDENTIAL, FOR USE OF THE
[X] Definitive Proxy Statement            COMMISSION ONLY
[ ] Definitive Additional Materials       (AS PERMITTED BY RULE 14a-6(e)(2))
[ ] Soliciting Material Pursuant to
    Section 240.14a-11(c) or Section 240.14a-12

                              BUSINESS OBJECTS S.A.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    (1) Title of each class of securities to which transaction applies:

        N/A
        ------------------------------------------------------------------------

    (2) Aggregate number of securities to which transaction applies:

        N/A
        ------------------------------------------------------------------------

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        N/A
        ------------------------------------------------------------------------

    (4) Proposed maximum aggregate value of transaction:

        N/A
        ------------------------------------------------------------------------

    (5) Total fee paid:

        N/A
        ------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        N/A
        ------------------------------------------------------------------------

    (2) Form, Schedule or Registration Statement No.:

        N/A
        ------------------------------------------------------------------------

    (3) Filing Party:

        N/A
        ------------------------------------------------------------------------

    (4) Date Filed:

        N/A
        ------------------------------------------------------------------------

                            [BUSINESS OBJECTS LOGO]

                                SOCIETE ANONYME

                      WITH A SHARE CAPITAL OF E3,970,294.9

                      REGISTERED OFFICE : 1 SQUARE CHAPTAL
                             92300 LEVALLOIS-PERRET
                         R.C.S. NANTERRE B 379 821 994
                            ------------------------

       NOTICE TO HOLDERS OF AMERICAN DEPOSITARY SHARES OF AN ORDINARY AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 5, 2000

     NOTICE IS HEREBY GIVEN THAT an Ordinary and Extraordinary General Meeting of the shareholders of Business Objects S.A., a French corporation (the "Company"), will be held on June 5, 2000 at 2 p.m. at CNIT La Defense, Salle Alain et Foyer, 2 place de la Defense, 92053 Paris La Defense, France, in order to hear the management report on the activities of the Company during fiscal 1999, and to vote on the following items:

Within the authority of the Ordinary General Meeting, the following items will be voted on:

     1 To approve the financial statements of Business Objects S.A. for the year ended December 31, 1999.

     2      To allocate the profits of the year ended December 31, 1999.

     3      To renew the term of office of Mr. Bernard Liautaud as Director.

     4      To renew the term of office of Mr. Philippe Claude as Director.

     5-6 To ratify or approve transactions in which Directors have an interest.

     7 To authorize the Board of Directors to repurchase the shares of the Company.

Within the authority of the Extraordinary General Meeting, the following items will be voted on:

     8 To re-affirm the price setting conditions of shares reserved for issuance under the Employee Savings Plan.

     9      To reserve 75,000 shares for issuance under the Employee Savings
            Plan.

     10 To re-affirm the price setting conditions of shares reserved for issuance under the 1995 International Employee Stock Purchase Plan.

     11 To reserve 200,000 shares for issuance under the 1995 International Employee Stock Purchase Plan.

     12 To increase the number of shares reserved for issuance under the 1999 Stock Option Plan by 3,000,000 shares.

     13-15 To authorize the issuance of securities that participate in the share capital of the Company, with and without preferential subscription rights.

     16 To authorize capital increases in the event of a tender or exchange offer for securities of the Company.

     The foregoing items are more fully described in the Proxy Statement accompanying this notice.

                                          By Order of the Board of Directors

     WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO COMPLETE AND PROMPTLY RETURN THE ENCLOSED VOTING INSTRUCTION CARD IN THE ENVELOPE PROVIDED. IF THE QUORUM FOR THE ORDINARY AND/OR THE EXTRAORDINARY MEETING IS NOT MET ON JUNE 5, 2000, YOU WILL BE INVITED TO VOTE AT A MEETING ON JUNE 12, 2000 ON THE SAME AGENDA AS DESCRIBED IN THIS NOTICE.

                            [BUSINESS OBJECTS LOGO]

                                SOCIETE ANONYME

                      WITH A SHARE CAPITAL OF E3,970,294.9

                      REGISTERED OFFICE: 1 SQUARE CHAPTAL
                             92300 LEVALLOIS-PERRET
                         R.C.S. NANTERRE B 379 821 994

                                PROXY STATEMENT

         FOR ORDINARY AND EXTRAORDINARY GENERAL MEETING OF SHAREHOLDERS

                               PROCEDURAL MATTERS

GENERAL; RECORD DATE

     This Proxy Statement is being furnished in connection with the solicitation of voting instruction cards by the Board of Directors of Business Objects S.A. for use at the annual Ordinary and Extraordinary General Meeting of Shareholders (the "Annual Meeting") to be held on June 5, 2000 at 2:00 p.m., France time, and at any adjournment thereof, for the purposes set forth herein. The Annual Meeting will comprise both an Ordinary and an Extraordinary General Meeting of the Company's shareholders.

     The Annual Meeting will be held at CNIT La Defense, Salle Alain et Foyer, 2 place de la Defense, 92053 Paris La Defense, France. The Company's principal executive offices are located at 1 square Chaptal, 92300 Levallois-Perret, France, and the telephone number at that location is (331) 41 25 21 21.


     These solicitation materials were mailed on or about April 25, 2000, together with the Company's 1999 Annual Report on Form 10-K to all holders of American Depositary Shares as of April 10, 2000 (the "Record Date"). The number of shares entitled to vote at the Annual Meeting as of the Record Date is 39,445,489.


INFORMATION CONCERNING VOTING

     Pursuant to a program sponsored by us, our ordinary shares (the "Ordinary Shares") are traded in the United States in the form of American Depositary Shares, each American Depositary Share corresponding to one Ordinary Share deposited with The Bank of New York (the "Depositary").

     You may vote by using the enclosed Voting Instruction Card. If you wish to vote directly the Ordinary Shares underlying your American Depositary Shares and attend the Annual Meeting, you must contact the Depositary in order to become an owner of the Ordinary Shares corresponding to your American Depositary Shares prior to May 22, 2000.

QUORUM REQUIRED UNDER FRENCH LAW

     The required quorum for ordinary resolutions is one-fourth of the total outstanding Ordinary Shares with voting rights. If such quorum is not met, a second shareholders' meeting will be held. At this second meeting, no quorum is required for ordinary resolutions.

     The required quorum for extraordinary resolutions is one-third of the total outstanding Ordinary Shares with voting rights. If such quorum is not met, a second shareholders' meeting will be held. At this second meeting, the quorum required for extraordinary resolutions is one-fourth of the total outstanding Ordinary Shares with voting rights on second call.

     Ordinary Shares that are voted "FOR," "AGAINST" or "ABSTAIN" from a matter, are treated as being present at the Annual Meeting for purposes of establishing a quorum.


MAJORITY VOTE REQUIRED UNDER FRENCH LAW

     Passage of ordinary resolutions requires the affirmative vote of a majority of the Ordinary Shares present or represented at the Annual Meeting.

     Passage of extraordinary resolutions requires the affirmative vote of two-thirds of the Ordinary Shares present or represented at the Annual Meeting.

VOTING BY HOLDERS OF AMERICAN DEPOSITARY SHARES

     You are entitled to notice of the Annual Meeting, and may vote the Ordinary Shares underlying your American Depositary Shares at the Annual Meeting in one of two ways: (A) by properly completing and returning the enclosed Voting Instruction Card to the Depositary by no later than May 30, 2000 (the "Receipt Date"), you will cause the Depositary to vote the Ordinary Shares underlying the American Depositary Shares in the manner prescribed in the Voting Instruction Card as more fully described below; or (B) you may elect to exchange your American Depositary Shares for Ordinary Shares and may attend the Annual Meeting and vote the Ordinary Shares in person.


     The significant differences between these two alternatives are as follows:
(i) a holder of American Depositary Shares will not be entitled to attend the Annual Meeting in person but must rather rely upon the Depositary for representation; (ii) a holder of American Depositary Shares may not have the opportunity to consider or vote on any matters which may be presented at the Annual Meeting other than those described in this Proxy Statement or any further solicitation made by Business Objects S.A.; (iii) a holder of American Depositary Shares is not entitled to present proposals at the Annual Meeting for consideration at such meeting; and (iv) a holder of Ordinary Shares must actually be the holder of the Ordinary Shares on June 4, 2000 (and hold such Ordinary Shares through the date of the Annual Meeting), and, therefore, holding American Depositary Shares (or Ordinary Shares) on the Record Date will not be sufficient to entitle one to attend or vote at the Annual Meeting.


     Voting Through Depositary. Upon receipt by the Depositary of a properly completed Voting Instruction Card on or before the Receipt Date, the Depositary will, insofar as practicable and permitted under applicable provisions of French law and the Statuts of Business Objects S.A., vote or cause to be voted the Ordinary Shares underlying American Depositary Shares in accordance with any non-discretionary instructions set forth in such Voting Instruction Card.

     If (i) Voting Instruction Cards are signed but are missing voting instructions, (ii) Voting Instructions Cards are improperly completed, or (iii) no Voting Instruction Card is received by the Depositary from a holder of American Depositary Shares on or before the Receipt Date, the Depositary will deem such holder of American Depositary Shares to have instructed the Depositary to give a proxy to the President of the Annual Meeting to vote in favor of each proposal recommended by our Board of Directors and against each proposal opposed by our Board of Directors.

     Voting Ordinary Shares. Under French law and our Statuts, only shareholders holding Ordinary Shares may vote the Ordinary Shares and attend such meeting, subject to the following: (i) holders of registered Ordinary Shares must have the Ordinary Shares registered in their name at least one Paris business day prior to the date of a shareholders' meeting; (ii) holders of bearer Ordinary Shares must, at least one Paris business day prior to the date of a shareholders' meeting, evidence that the bearer Ordinary Shares are being held in a blocked account by producing a certificate issued by the financial intermediary holding the Ordinary Shares. Therefore, in order for a holder of American Depositary Shares to attend the Annual Meeting and vote the Ordinary Shares, such holder must first become the owner of Ordinary Shares underlying the American Depositary Shares. To accomplish this, a holder of American Depositary Shares must deliver, on or before May 22, 2000, his or her American Depositary Shares to the Depositary for cancellation and pay the related exchange charges of the Depositary, as provided in the Deposit Agreement dated September 22, 1994 and amended on May 8, 1996 and December 30, 1998. The Depositary will then request the Paris office of Banque Paribas as custodian (the "Custodian") of the Ordinary Shares underlying the American Depositary Shares to register such holder in the share register of Business Objects S.A. and will request the Custodian to make arrangements to allow the holder of Ordinary Shares to vote at the Annual Meeting. The Custodian will not permit any transfer of the Ordinary Shares during the "blocked period" of June 4 through June 5, 2000.


RECEIPT DATE

     The Depositary must receive the Voting Instruction Card on or before the Receipt Date, which is May 30, 2000.

REVOCABILITY OF VOTING INSTRUCTIONS

     All American Depositary Shares held by holders entitled to vote and represented by properly completed and executed Voting Instruction Cards received prior to the Receipt Date, and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on the Voting Instruction Cards. Any voting instructions given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A Voting Instruction Card may be revoked by filing with The Bank of New York, before May 30, 2000, a written notice of revocation or a duly executed Voting Instruction Card, in either case dated later than the prior Voting Instruction Card relating to the same American Depositary Shares.

EXPENSES OF SOLICITATION

     All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by Business Objects S.A. We may reimburse brokerage firms, custodians, nominees, fiduciaries and other persons representing beneficial owners of American Depositary Shares for their reasonable expenses in forwarding proxy material to and in soliciting votes from such beneficial owners. Our directors, officers and employees may also solicit votes in person or by telephone, telegram, letter, facsimile or other means of communication. Such directors, officers and employees will not be additionally compensated, but they may be reimbursed for reasonable out-of-pocket expenses in connection with such solicitation.

PROCEDURE FOR SUBMITTING SHAREHOLDER PROPOSALS


     Under French corporate law, owners of Ordinary Shares holding a defined percentage of our share capital may propose new resolutions or modifications to the resolutions presented by the Board of Directors to the shareholders for their approval no later than 10 days following publication of the notice of Annual Meeting in the "Bulletin des Annonces Legales Obligatoires" ("BALO"). The number of Ordinary Shares required to be held to propose new resolutions for consideration at the Annual Meeting as of the date of this Proxy Statement is 728,145. New resolutions or modifications to the resolutions by shareholders must be sent to our registered office at Business Objects S.A., 1 Square Chaptal, 92300, Levallois-Perret, France, Attention: President, by registered mail with acknowledgement of receipt requested. We expect to publish a notice of the Annual Meeting in the BALO on or about May 5, 2000.


DOCUMENTS AVAILABLE UPON WRITTEN REQUEST TO THE COMPANY

     The following documents are appended to this Proxy Statement: (i) the text of the report of the Board of Directors on the activities of the Company in fiscal 1999, (ii) a summary of the unconsolidated accounts of Business Objects S.A. for fiscal year 1999 prepared under French generally accepted accounting principles ("GAAP"), and (iii) a table showing the unconsolidated results of Business Objects S.A. over the past five fiscal years. This Proxy Statement is being mailed together with the Company's Annual Report to Shareholders for the year ended December 31, 1999, which includes the consolidated financial results of Business Objects S.A. for 1999 prepared in accordance with U.S. GAAP. In addition, you may request copies of additional information, in accordance with French law relating to commercial companies, using the enclosed Request for Information Form. Such additional information may include, but is not limited to, the statutory auditors' reports.

                            ORDINARY GENERAL MEETING

     Within the authority of the Ordinary General Meeting, the following matters will be considered and voted upon:

                                   PROPOSAL 1

            APPROVAL OF THE 1999 UNCONSOLIDATED FINANCIAL STATEMENTS
                            OF BUSINESS OBJECTS S.A.

     In accordance with French corporate law, the Company's financial statements (unconsolidated), prepared under generally accepted accounting principles in France, must be approved within six months following the close of the fiscal year. Shareholders are also required to specifically approve certain non-tax deductible expenses which in the present case correspond mainly to Company car expenses. At the Annual Meeting, the shareholders are being asked to approve the financial statements and these expenses. At the Annual Meeting, the statutory auditors will present their report on the annual financial statements (unconsolidated) of Business Objects S.A.

     The First Resolution sets forth the full text of the shareholder action to which this Proposal relates.

     A summary of the Company's financial statements for fiscal year 1999 as required by French law, as well as the report of the Board of Directors on these financial statements, is appended to this Proxy Statement.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION TO APPROVE THE
                 FINANCIAL STATEMENTS OF BUSINESS OBJECTS S.A.

                                   PROPOSAL 2

                             ALLOCATION OF PROFITS

     Pursuant to applicable law, after-tax profits (unconsolidated) of Business Objects S.A. must first be allocated to a "legal reserve" of up to 5% of the annual profits. However, additional allocations for legal reserves are no longer required when the legal reserve reaches 10% of the issued share nominal capital measured as of the close of the fiscal year. After the statutory requirement for allocation to the legal reserve has been met, shareholders may decide to declare a dividend distribution to shareholders, to allocate a portion to a specific reserve and/or to carry the profits forward in retained earnings.

     We propose that of the Company's after-tax profits of E7,916,309.38, E29,129.67 shall be allocated to the legal reserve, and the balance of E7,887,179.70 shall be carried forward in retained earnings. Pursuant to French law, we remind you that the Company has not declared any dividends during the three previous fiscal years.

     The Second Resolution sets forth the full text of the shareholder action to which this Proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                         TO WHICH THIS PROPOSAL RELATES

                               PROPOSALS 3 AND 4

               RENEWAL OF THE TERM OF OFFICE OF MR. LIAUTAUD AND
                            MR. CLAUDE AS DIRECTORS

GENERAL

     In accordance with French law, the Company is managed by its Board of Directors and by its President, who has full executive authority to manage the Company, subject to the prior authorization of the Board of Directors or of the Company's shareholders with respect to certain decisions. The Company's Board of

Directors is currently comprised of six members. Each Director is elected for a three-year term. Directors are elected by shareholders and serve in office until the expiration of their respective term, or until their death or resignation, or until their removal, with or without cause, by the shareholders. There is no limitation, other than applicable age limits, on the number of terms that a Director may serve.


     Information regarding the nominees and other Directors of the Company is set forth on pages 16 and 17.


NOMINEE; PROPOSAL 3

     Mr. Liautaud's term of office will come to an end at the close of this Annual Meeting. Your Board of Directors proposes that his term of office be renewed for a period of three years expiring at the end of the Ordinary General Meeting called to decide upon the Company's financial statements for the fiscal year ending on December 31, 2002, i.e., at the Annual Meeting to be held in 2003.

     The Third Resolution sets forth the full text of the shareholder action to which this Proposal relates.

NOMINEE; PROPOSAL 4

     Mr. Claude's term of office will come to an end at the close of this Annual Meeting. Your Board of Directors proposes that his term of office be renewed for a period of three years expiring at the end of the Ordinary General Meeting called to decide upon the Company's financial statements for the fiscal year ending on December 31, 2002, i.e., at the Annual Meeting to be held in 2003.

     The Fourth Resolution sets forth the full text of the shareholder action to which this Proposal relates.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTIONS

                       ELECTING THE NOMINEES LISTED ABOVE

                                PROPOSAL 5 AND 6

      RELATED TO CERTAIN TRANSACTIONS IN WHICH DIRECTORS HAVE AN INTEREST

GENERAL

     Under French corporate law, certain transactions in which a director has, directly or indirectly, an interest must be submitted to and approved by shareholders. Moreover, when such transactions have not received previous approval from the Board of Directors ratification from shareholders is required. The purpose of this regulation is to ensure full disclosure of potentially conflicting relationships between a director and the Company or an entity with which the Company is doing business. Such relationships include, but are not limited to, transactions entered into between the Company and a Director, as well as agreements entered into between two companies, which have common Directors.

     Proposal 5 seeks ratification of a transaction by which Business Objects S.A. agreed to be jointly and severally liable for the obligations of its wholly-owned subsidiary, Business Objects (U.K.) Ltd. under a lease agreement ("the Lease Agreement") for the offices of said subsidiary. Proposal 6 seeks approval of some alterations to the Lease Agreement for miscellaneous works. Mr. Liautaud is a Director of both the Company and Business Objects (U.K.) Ltd.


     At the Annual Meeting, the statutory auditors will present their reports on the above transactions related to Proposals 5 and 6.


     The Fifth and Sixth Resolutions set forth the full text of the shareholder action to which these Proposals relate.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTIONS
                       TO WHICH PROPOSALS 5 AND 6 RELATE

                                   PROPOSAL 7

                AUTHORIZATION TO REPURCHASE THE COMPANY'S SHARES


     Your Board of Directors was given the authority to repurchase a maximum of 2,000,000 shares at a price not to exceed E62.50, pursuant to the Second Resolution adopted at the shareholders' meeting held on January 7, 2000.


     Given the significant rise in the Company's stock price, your Board proposes to amend the January 7, 2000 authorization in two respects:

     (i) the maximum purchase price per share shall not exceed E100, provided, however, that in accordance with applicable law, the repurchase of shares may not be completed in the event it would reduce the net equity of Business Objects S.A. to an amount lower than the aggregate of its share capital and reserves available for distribution.

     (ii) The maximum number of shares authorized under the repurchase program would be reduced to 1,000,000 shares.

     Under such authorization, the share repurchase program would be used, among other things, (i) to make use of excess cash balances, (ii) to provide for shares to be used in the context of the implementation of employee stock purchase plans, (iii) to provide for shares to be used as a consideration in the context of an acquisition or an exchange, or (iv) to minimize the dilutive effect of a securities issuance. Repurchased shares may also be cancelled. We currently do not intend to cancel treasury shares.

     Approval of Proposal 7 would have the effect of permitting all treasury shares, including the shares previously repurchased under a separate authorization, to be treated in the same manner and to be used for the same purposes described above.


     As of the Record Date, the Company had 39,828,489 Ordinary Shares including 28,039,334 shares represented by American Depositary Shares. Assuming shareholder approval of this Proposal, we may repurchase up to an aggregate of 1,000,000 Ordinary and/or American Depositary Shares, which represents approximately 2.51% of the outstanding share capital. The repurchases are not intended to materially reduce the number of holders of Ordinary Shares or American Depositary Shares, nor to reduce the liquidity for such shares on the U.S. or French stock markets on which our securities are traded. The repurchases are not part of a "going private" or similar transaction and, although there are currently fewer than 300 record holders of our American Depositary Shares, we have no current intention to withdraw our Nasdaq listing or our registration under the Securities Act of 1934, as amended.


     We intend to fully comply with applicable U.S. and French securities laws in connection with any repurchase we may make.

     In accordance with article 217-3 paragraph 4 of the law of July 24, 1966 relating to commercial companies, repurchased shares have no voting or dividend rights.


     If this Resolution is approved, the shareholders' authorization will be valid until July 7, 2001, it being specified that treasury shares may be cancelled, subject to the Fifth Resolution approved by the shareholders' meeting of January 7, 2000 authorizing a capital reduction by cancellation of treasury shares.


     The Seventh Resolution sets forth the full text of the shareholder action to which this Proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                    RELATING TO THE STOCK REPURCHASE PROGRAM

                         EXTRAORDINARY GENERAL MEETING

     Within the authority of the Extraordinary General Meeting, the following items will be voted on:

                               PROPOSALS 8 AND 9

             RELATED TO THE COMPANY'S FRENCH EMPLOYEE SAVINGS PLAN

GENERAL

     The French Employee Savings Plan (the "Savings Plan") is a plan under which French-based employees may invest personal savings as well as profit-sharing payments, if any, received from the Company. As part of the Savings Plan, employees may purchase securities of the Company, if and when an offering period is opened by the Board of Directors. The Savings Plan is intended to qualify under the provisions of French tax regulations and is specifically designed to enable the French-based employees of the Company to benefit from the French statutory and tax provisions relating to employee stock purchase plans.

     Since its adoption in 1995, the Company has issued 439,698 shares under the Savings Plan, of which 218,170 shares were issued in fiscal 1999.

                                   PROPOSAL 8

     At the shareholders' meeting held on May 4, 1999, the shareholders authorized 180,000 shares reserved for issuance under the Savings Plan, of which none have been issued as of the date of this Proxy Statement. The authorization to issue shares was granted by the shareholders for two years, expiring in May 2001. However, pursuant to French law, the May 1999 shareholders' authorization will expire on the date of this Annual Meeting unless shareholders vote on the issue price of the 180,000 shares remaining available for issuance as of the date of this Proxy Statement.

     In order to keep the shares available for subscription until May 2001, shareholders are requested to vote on the price setting conditions for the issue price of the shares. We recommend to keep the price setting conditions described below unchanged, it being specified that the share price will be calculated in euros, based on the closing sales price for one Ordinary Share as quoted on the Premier Marche of ParisBourse(SBF) S.A.

                                   PROPOSAL 9

     The authorization to issue the 180,000 shares referred to in Proposal 8 will expire in May 2001. In order to allow the continuance of the Savings Plan from May 2001 and replace the pool of shares which will expire in May 2001, shareholders are requested to approve the issuance of 75,000 Ordinary Shares under the Savings Plan to employees of Business Objects S.A., to establish the mechanism for setting the issue price of the shares reserved under the Savings Plan, and to authorize the Board of Directors within the limits set forth by the shareholders, to set the dates of subscription and the conditions under which the subscribed shares will be paid for and issued.

     If approved, this reservation for issuance of the shares would be effective for a period of two years and would therefore expire in June 2002. Approval of this Proposal constitutes a waiver by the shareholders of their preferential subscription right with respect to the shares to be issued under the Savings Plan.

SUMMARY OF THE FRENCH EMPLOYEE SAVINGS PLAN

     Purpose. The purpose of the Savings Plan is to attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to employees and to promote the success of the Company's business.

     Administration. The Board of Directors administers the Savings Plan. Subject to the other provisions of the Savings Plan, the Board has full and exclusive authority to construe, interpret and apply the terms of the Plan, and to determine eligibility.

     Eligibility and Participation. Any employee of Business Objects S.A. being employed by the Company for at least six months is eligible to participate in the Savings Plan. The number of shares that a given employee may purchase is determined as a percentage from 1% to 10% of the compensation received by said employee over a period of six months. No employee may purchase more than the maximum limit set forth in Section 423(b)(8) of the United States Internal Revenue Code of 1986, as amended, under all stock purchase plans of the Company. All employees participating in the Savings Plan have the same rights and privileges, except for the number of shares that each employee may purchase. The right to subscribe for the shares may be exercised only by the employee and is not transferable.

     Offering Periods. The Board of Directors may, from time to time, and provided that the price setting conditions described below are met, open offering periods of up to approximately six months, generally from April 1 to September 30, and from October 1 to March 31.

     Purchase Price. The issue price of one share is calculated in euros and is equal to the higher of (i) 85% of the closing sale price for one Ordinary Share as quoted on the Premier Marche of ParisBourse(SBF) S.A. on the last trading day prior to the date of the Board of Directors' meeting called to set the opening date for subscription and (ii) 80% of the average of the closing sale prices quoted on such stock exchange on the twenty days of quotation preceding the day of the Board of Directors' meeting called to set the opening date for subscription.

     Withdrawals. Funds invested by employees cannot be disposed of for a period of five years from the investment, except under limited circumstances defined by French law.

     Tax information. The Savings Plan is intended to qualify under the provisions of French law regulating employee savings plans, which provides for the exemption from income tax and social security contributions on gains realized. The Savings Plan is also intended to qualify under the provisions of Sections 421 and 423 of the United States Internal Revenue Code of 1986, as amended.

     The Eight and Ninth Resolutions set forth the full text of the shareholder action to which these Proposals relate.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTIONS
                          RELATED TO THE SAVINGS PLAN

                              PROPOSALS 10 AND 11

         RELATED TO THE 1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

     The 1995 International Employee Stock Purchase Plan ("IESPP") was approved at the shareholders' meeting held on June 21, 1995. The IESPP is intended to qualify under the provisions of Sections 421 and 423 of the United States Internal Revenue Code of 1986, as amended.

     Since its adoption in 1995, the Company has issued 668,512 shares under the IESPP, of which 334,256 shares were issued in fiscal 1999.

                                  PROPOSAL 10

     At the shareholders' meeting of May 4, 1999, 520,000 shares were authorized, of which none have been issued as of the date of this Proxy Statement. The authorization to issue shares was granted by the shareholders for two years and therefore expires in May 2001. However, pursuant to French law, the May 1999 shareholders' authorization will expire on the date of this Annual Meeting unless shareholders vote on the issue price of the shares available for subscription.

     In order to keep the shares available for subscription until May 2001, shareholders are requested to provide that the issue price may not be less than 85% of the lowest closing sale price for one Ordinary Share as quoted on the Premier Marche of ParisBourse(SBF)S.A. on the last trading day prior to the first day of the offering period or on the last trading day of the offering period.

     The Tenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

                                  PROPOSAL 11

     The authorization to issue the 520,000 shares referred to in Proposal 10 will expire in May 2001. In order to allow the continuance of the IESPP from May 2001 and replace the pool of shares which will expire in May 2001, shareholders are requested to approve the issuance of 200,000 Ordinary Shares under the IESPP.

     We propose to waive the preferential subscription right granted to shareholders pursuant to French law and to reserve the 200,000 new shares for issuance to the Business Objects S.A. Employee Benefits Trust acting on behalf of employees of the group.

     The authorization to issue the 200,000 shares under the IESPP would be granted for a period of two years from the date of this Annual Meeting and would therefore expire in June 2002.

     The Board of Directors will determine the issue price of the shares approved for issuance under the IESPP in accordance with the terms and conditions of the IESPP described below.


     In accordance with French law, set forth below is an analysis of the dilutive effect of the issuance of the 720,000 shares referred to in Proposals 10 and 11, based on the unconsolidated equity of Business Objects S.A as of December 31, 1999, before taking into account any shares issued subsequent to December 31, 1999.


     In the event that none of the warrants to purchase 290,000 shares already issued to certain Directors are exercised, and that the 720,000 shares are issued at the price of E100 per share, the percentage ownership interest of a shareholder holding 1% of the outstanding shares of the Company will, after the completion of the capital increase, have decreased to 0.976%. If all of the warrants to purchase 290,000 shares already issued were exercised, such shareholder's percentage ownership interest would decrease to 0.966%.

     In addition, assuming an issue price per share equal to E100, the equity capital per share, which was E3.517 at December 31, 1999, would increase to E5.268 per share (before taking into account the assumed exercise of the warrants to purchase 290,000 shares already issued and any shares issued subsequent to December 31, 1999).

     The Eleventh Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUMMARY OF THE 1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

     Purpose. The purpose of the IESPP is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to employees and to promote the success of the Company's business.

     Administration. The Board of Directors administers the IESPP. Subject to the other provisions of the IESPP, the Board has full and exclusive authority to construe, interpret and apply the terms of the IESPP, and to determine eligibility.

     Eligibility. Any employee of the Company or a subsidiary designated by the Board of Directors on a given enrollment date is eligible to participate in the IESPP.

     Participation. An eligible employee may become a participant in the IESPP by completing a subscription agreement authorizing payroll deductions and filing it with the Company or a designated subsidiary prior to the applicable enrollment date.

     Payroll Deductions. At the time a participant files his or her participation agreement, he or she elects to have payroll deductions made on each pay day during the offering period in an amount not to exceed 10% of the compensation which he or she receives on each pay day during the offering period. A participant may discontinue, increase or decrease his or her participation during the offering period by filing a new subscription agreement. No interest accrues on payroll deductions.

     Offering Periods. The offering period is a period of approximately six months, commencing on the first trading day on or after April 1 and terminating on the last trading day in the period ending September 30, or commencing on the first trading day on or after October 1 and terminating on the last trading day in the period ending March 31.

     Issue Price. The issue price of one share may not be less than eighty five percent (85%) of the lowest closing sales price for one Ordinary Share as quoted on the Premier Marche of ParisBourse (SBF) S.A. on the last trading day prior to the first day of the offering period or on the last trading day of the offering period.

     Withdrawal; Termination of Employment. A participant may withdraw all but not less than all of the payroll deductions credited to his or her account at any time prior to the exercise date. A participant's withdrawal from an offering period has no effect on his or her eligibility to participate in any succeeding offering period. Upon a participant ceasing to be an employee for any reason, he or she is deemed to have elected to withdraw from the IESPP and the payroll deductions not yet used to exercise the option are returned to such participant.

TAX INFORMATION

     The IESPP, and the right of participants to make purchases thereunder, is intended to qualify under the provisions of Section 423 of the United States Internal Revenue Code of 1986, as amended.


     Under these provisions, no income will be taxable to a participant until the shares purchased under the IESPP are sold or otherwise disposed of. Upon sale or other disposition of the shares, the participant will generally be subject to tax and the amount of the tax will depend upon the holding period. If the shares are sold or otherwise disposed of more than two years from the first day of the offering period and more than one year from the date the shares are purchased, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the purchase price, or (b) an amount equal to 15% of the fair market value of the shares as of the first day of the offering period. Any additional gain will be treated as long-term capital gain. If the shares are sold or otherwise disposed of before the expiration of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the purchase price. Any additional gain or loss of such sale or disposition will be long-term or short-term capital gain or loss, depending on the holding period. Under current French tax regulations, the Company is not entitled to a deduction for ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding period(s) described above.



     The foregoing is only a summary of the effect of federal income taxation upon the participant and the Company with respect to the shares purchased under the IESPP. Reference should be made to the applicable provisions of the United States Internal Revenue Code of 1986, as amended. In addition, the summary does not discuss the tax consequences of a participant's death or the income tax laws of any state or foreign country in which the participant may reside.


         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTIONS
                              RELATED TO THE IESPP

                                  PROPOSAL 12

                     RELATED TO THE 1999 STOCK OPTION PLAN


     At the Annual Meeting, the shareholders are being requested to approve an increase in the number of shares reserved for issuance under the 1999 Stock Option Plan ("1999 Option Plan") by 3,000,000 shares, bringing the total number of shares reserved for issuance thereunder to an aggregate of 4,750,000 shares. As of

March 31, 2000, options to purchase 5,334,276 shares were outstanding of which 1,617,879 were granted under the 1999 Option Plan, and 132,121 shares remained available for future grants.

     We believe that the granting of stock options motivates high levels of performance and provides an effective means of recognizing employee contributions to the success of the Company. We also believe that this policy is of great value in recruiting and retaining highly qualified technical and other key personnel who are in great demand as well as rewarding and incenting current employees. The ability to grant options will be important to the future success of the Company by allowing it to accomplish these objectives. The proposed increase in reserved shares is intended to provide the Company with sufficient shares to meet anticipated needs for hiring and retention purposes.

     The Twelfth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

SUMMARY OF THE 1999 OPTION PLAN

     Purpose. The purpose of the 1999 Option Plan is to attract and retain the best available personnel for positions of substantial responsibilities, to provide additional incentive to employees and to promote the success of the Company's business.

     Administration. The 1999 Option Plan is administered by the Board of Directors. Subject to the other provisions of the Plan, the Board has the power to determine the terms and conditions of the options granted, including the exercise price, the number of shares subject to the option and the exercisability thereof.

     Eligibility. Options may be granted to employees of the Company or any affiliated company, as well as to the Chief Executive Officer (President-Directeur General) and Managing Directors (Directeurs Generaux). Under French law, the Company cannot grant options to members of the Board of Directors other than the President-Directeur General or a Directeur General.

     Terms and conditions of options. Each option granted is evidenced by a written stock option agreement between the optionee and the Company and is subject to the following terms and conditions:

          (a) Exercise price. The Board of Directors determines the exercise price at the time the option is granted.


          The exercise price may be no less than the higher of (i) 100% of the closing price as reported on the Premier Marche of ParisBourse(SBF) S.A. on the last trading day prior to the date of grant, or (ii) 80% of the average of the closing prices on such market over the twenty trading days preceding the grant date; provided, however, that the exercise price may not be less than 110% of the closing price per share on the last trading day prior to the date of grant for options intended to qualify as incentive stock options, granted to a U.S. beneficiary who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting rights of all classes of stock of the Company or an affiliate company.


          When an option entitles the holder to purchase shares previously repurchased by the Company, the exercise price, notwithstanding the above provisions and in accordance with applicable law, may not be less than 80% of the average purchase price paid for all shares previously repurchased by the Company.

          The exercise price may not be adjusted, except upon the occurrence of events defined in article 208-5 of the law n(LOGO)66-537 of July 24, 1966 relating to commercial companies. Such events relate to changes in capitalization.

          (b) Exercise of the Option. Each stock option agreement specifies the term of the option and the date when the option becomes exercisable. The terms of such vesting are determined by the Board of Directors. Options granted by the Company generally vest at a rate of 25% of the shares subject to the option after twelve months, and then 1/48(th) of the shares subject to the option vest each month thereafter, provided the beneficiary remains continuously employed by the Company. Due to adverse social security regulations in France, options granted to France-based employees vest over four years with 50% of the shares vesting after two years, and the remaining shares vesting monthly over the next two following years.

          (c) Termination of Employment. In the event an optionee's status as an employee terminates for any reason other than death or disability, the optionee may exercise his or her options, to the extent vested, within ninety (90) days from the date of such termination. Options can be exercised within six months in case of death or disability.

          (d) Term of Options. Options have a term of ten years, other than options granted to employees of the United Kingdom which have a term of seven years less one day.

          (e) Non-transferability of Options. An option is not transferable by the optionee, other than by will or the laws of descent and distribution. In the event of the optionee's death, options may be exercised by a person who acquires the right to exercise the option by bequest or inheritance.


          (f) Transferability of Shares. As a general rule, shares acquired pursuant to the exercise of an option may be immediately disposed of. However, beginning in January 1997, French companies are required to pay, for France-based employees, French social contributions and certain salary-based taxes, which may represent, for the Company, up to 45% of the taxable gain on the difference between the option price and the fair market value of the underlying shares on the exercise date if the beneficiary disposes of the Ordinary Shares before a five-year period following the grant of the option. Accordingly, options granted after December 1996 are subject to a minimum holding period requirement of the underlying Ordinary Shares, such that France-based optionees are not allowed to sell or dispose of such shares before the expiration of a five-year period from the grant date.


     Term of Plan. The 1999 Option Plan terminates on May 4, 2004.

UNITED STATES FEDERAL TAX INFORMATION

     Options granted under the Option Plan may be either "incentive stock options," as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended, or "nonstatutory" options.

     Incentive Stock Options. If an option granted under the 1999 Option Plan is an incentive stock option, the optionee will recognize no income upon grant of the incentive stock option and incur no tax liability due to exercise of the option unless the optionee is subject to the alternative minimum tax. Upon the sale or exchange of the shares more than two years after grant of the option and one year after exercising the option, any gain or loss will be treated as long-term capital gain or loss. If these holding periods are not satisfied, the optionee will recognize ordinary income equal to the difference between the exercise price and the lower of (i) the fair market value of the stock at the date of the option exercise or (ii) the sale price of the stock. A different rule for measuring ordinary income upon such a premature disposition may apply if the optionee is also an officer, director or ten percent (10%) stockholder of the Company. Under current French tax regulations, the Company is not entitled to a deduction in the amount of the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.

     Nonstatutory Stock Options. All other options that do not qualify as incentive stock options are referred to as nonstatutory options. An optionee will not recognize any taxable income at the time a nonstatutory option is granted. However, upon exercise of a nonstatutory option, the optionee will recognize taxable income generally measured as the excess of the then fair market value of the shares purchased over the exercise price. Any taxable income recognized in connection with an option exercise by an optionee who is also an employee of the Company will be subject to income tax withholding by the Company. Under current French tax regulations, the Company is not entitled to a deduction in the amount of the ordinary income recognized by the optionee. Upon a disposition of such shares by the optionee, any difference between the sale price and the exercise price, to the extent not recognized as taxable income as described above, will be treated as long-term or short-term capital gain or loss, depending on the holding period.

     The foregoing summary of the effect of federal income taxation upon optionees with respect to the grant and exercise of options under the 1999 Option Plan does not purport to be complete, and reference should be made to the applicable provisions of United States Internal Revenue Code of 1986, as amended. In addition, this summary does not discuss the tax consequences of the optionee's death or the income tax laws of any municipality, state or foreign country in which an optionee may reside.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTION
                        RELATED TO THE STOCK OPTION PLAN

                            PROPOSALS 13 THROUGH 15

                       AUTHORIZATIONS TO ISSUE SECURITIES

GENERAL

     At the shareholders' meeting held on June 18, 1998, the issuance of 30,000,000 shares with or without preferential subscription rights was approved by shareholders. The authorization to issue shares was granted by the shareholders for 26 months, expiring in August 2000. As of the date of this Proxy Statement, we have used this authorization by issuing 2,070,000 shares in connection with the listing of our Ordinary Shares in November 1999 on the Premier Marche of ParisBourse(SBF) S.A.


     In order to maintain the right to issue securities, shareholders are requested to renew the authorization given at the shareholders' meeting of June 18, 1998 for up to 10,000,000 shares, representing approximately 25% of our current outstanding share capital. This authorization to issue up to 10,000,000 shares replaces the prior authorization to issue 30,000,000 shares.


     Proposals 13 through 15 seek to delegate to the Board of Directors full authority to effect, at its discretion, various securities issuances, it being specified that the Chairman of the Board may be delegated all of the power to carry out the share capital increase.

     We do not currently intend to use these authorizations, but rather seek the flexibility to issue one or more types of securities in response to the Company's funding and development needs, if any.

LIMITATIONS ON ISSUANCES

     Pursuant to Proposals 13 through 15, we seek authorization to issue new securities having an aggregate nominal value of up to E1,000,000 (corresponding to 10,000,000 shares). Where the transaction involves securities which do not give immediate access to the share capital of the Company but are convertible into or exchangeable or redeemable for securities with such access, the E1,000,000 limit applies to the underlying securities providing the right to participate in share capital.

     As part of the E1,000,000 limit, shareholders are requested to set specific limits applicable to the following securities:

     (a) a limit of E1 par value for "preferred shares" which have preferred dividend rights but no voting rights and "investment certificates" which have voting rights only. Given the complexity of these two types of securities, the Board of Directors recommends not issuing these types of securities.

     (b) A limit of E500,000 par value for debt securities convertible into equity securities or redeemable with equity securities of the Company.

     (c) A limit of E500,000 par value for debt securities with warrants to purchase equity securities ("Obligations et Bons de Sourscription d'Actions" or "OBSA").

                                  PROPOSAL 13

  AUTHORIZATION TO ISSUE SECURITIES GIVING IMMEDIATE OR DEFERRED ACCESS TO THE
              SHARE CAPITAL, WITH PREFERENTIAL SUBSCRIPTION RIGHTS

     Under this Proposal, and subject to the limitations discussed under the headings "General" and "Limitations on issuances", your Board of Directors will be granted the right to issue, on one or more occasions, all types of securities giving immediate or deferred access to a portion of the share capital. Securities which could be issued include Ordinary Shares, warrants, debt securities or other securities which are convertible into, exercisable for or redeemable with equity securities of the Company.

     Owners of Ordinary Shares would have preferential subscription rights with respect to any securities proposed to be issued under the authority sought in Proposal 13. While shareholders would have the right to purchase convertible or similar securities in the original issuance, they would have no right with respect to shares issuable upon later conversion, exercise or redemption of such convertible or similar securities.


     At the Annual Meeting, shareholders are being asked to: (i) delegate to the Board of Directors the authority to issue securities which immediately participate in, or may in the future participate in, the share capital of the Company; and (ii) waive preferential subscription rights with respect to any securities that may later be issued upon exercise, conversion, redemption or other exchange of the securities referred to in clause (i).


     The issue price of the securities issued under Proposal 13 will be determined by the Board of Directors in a way that the sum paid to the Company for each of the shares issued or to be issued be at least equal to the nominal value of the shares of the Company.

     The authorization under Proposal 13 would be valid for a period of twenty-six months following the Annual Meeting.

     The Thirteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

                                  PROPOSAL 14

         AUTHORIZATION TO ISSUE SECURITIES HAVING IMMEDIATE OR DEFERRED PARTICIPATION IN THE SHARE CAPITAL, WITHOUT PREFERENTIAL SUBSCRIPTION RIGHTS

     Under this Proposal, and subject to the limitations discussed under the headings "General" and "Limitations on issuances", your Board of Directors will be granted the right to issue, on one or more occasions, all types of securities that immediately or in the future participate in the share capital of the Company. As with Proposal 13, securities which could be issued under this Proposal include Ordinary Shares, warrants, debt securities or other securities which are convertible into, exercisable for or redeemable with equity securities of the Company.

     In contrast to Proposal 13, under Proposal 14 owners of Ordinary Shares would not have preferential subscription rights with respect to any securities issued under it, or the shares issuable upon later conversion, or redemption of convertible or similar securities. Your Board of Directors may however, in its discretion, provide "priority rights" with respect to issuances covered by Proposal 14, granted at the discretion of the Board of Directors to owners of Ordinary Shares in order to purchase new securities on a prorated basis before such securities are publicly offered. Unlike the preferential subscription right, a priority right is not a statutory right and may not be transferred during the subscription period.

     At the Annual Meeting, shareholders are being asked to: (i) delegate to the Board of Directors the authority to issue securities which immediately participate in, or may in the future participate in, the share capital of the Company, (ii) to waive preferential subscription rights with respect to the issuance of any securities issued by the Company with the authority described in clause (i); and (iii) to further waive preferential subscription rights with respect to securities that may later be issued upon exercise, conversion, redemption or other exchange of the securities referred to in clause (i).

     The issue price for securities issued under the authority of Proposal 14 would be set in accordance with applicable law, and would be at least equal to the fair market value of the stock during ten consecutive days occurring within the twenty trading day period preceding the date of issuance, as quoted in the Premier Marche of ParisBourse(SBF) S.A.

     The authorization under Proposal 14 would be valid for a period of twenty-six months following the Annual Meeting.

     The Fourteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

                                  PROPOSAL 15

   AUTHORIZATION TO ISSUE SHARES OF THE COMPANY IN CONNECTION WITH SECURITIES
                    ISSUANCES BY SUBSIDIARIES OF THE COMPANY


     Proposals 13 and 14 related to issuances of securities directly by the Company. The Board of Directors believes that under certain circumstances it would be in the best interest of the Company to grant its subsidiaries the right to issue securities of the Company, including warrants or other rights to purchase such securities. Subject to the limitations discussed under the headings "General" and "Limitations on issuances" Proposal 15 therefore seeks full authority for the Board of Directors to issue securities of the Company in connection with security issuances by the Company's subsidiaries, which issuances will automatically entail suppression of the shareholders' preferential subscription rights.


     The exercise or conversion price of any securities issued under Proposal 15 would be set in accordance with applicable law, and would be at least equal to the fair market value of the stock during ten consecutive days occurring within the twenty trading day period preceding the date of issuance, as quoted in the Premier Marche of ParisBourse(SBF) S.A.

     The authorization under Proposal 15 will be valid for a period of twenty-four months following the Annual Meeting.

     The Fifteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

                                  PROPOSAL 16

 AUTHORIZATION TO INCREASE THE SHARE CAPITAL DURING THE PENDENCY OF A TENDER OR
                EXCHANGE OFFER ON THE SECURITIES OF THE COMPANY

     Under applicable law, the authority granted to the Board of Directors pursuant to Proposals 13 and 14 is suspended during the pendancy of a tender or exchange offer directed toward securities of the Company unless otherwise provided by the shareholders. The Board of Directors believes that it is in the best interest of the Company that the capital increase set forth in Proposals 13 and 14, remain unaffected by a tender or exchange offer.

     If shareholders authorize the capital increase under Proposals 13 and 14, we propose to grant full authority to the Board of Directors to effect a capital increase during the pendancy of a tender or exchange offer for shares of the Company.


     In accordance with French corporate law, the authorization provided by Proposal 16 will be valid only until the annual shareholders' meeting called to approve the financial statements for the fiscal year ended December 31, 2000.


     The Sixteenth Resolution sets forth the full text of the shareholder action to which this Proposal relates.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RESOLUTIONS
                    TO WHICH PROPOSALS 13 THROUGH 16 RELATE

     INFORMATION REGARDING NOMINEES, OTHER DIRECTORS AND EXECUTIVE OFFICERS


     Set forth below is certain information regarding the nominees for Directors, each other Director of the Company whose term of office continues after the Annual Meeting, and each executive officer of the Company.


             NAME                AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
             ----                ---   ------------------------------------------------------------
                                                                 NOMINEE
Bernard Liautaud                 37    Chairman of the Board, Chief Executive Officer and
                                       President. Mr. Liautaud is a founder of Business Objects and has served as Chairman of the Board and Chief Executive
                                       Officer of Business Objects since its inception in August
                                       1990. Prior to the founding of Business Objects, Mr.
                                       Liautaud was the Sales Marketing Manager with Oracle France.
                                       Mr. Liautaud's term of office on the Board of Directors
                                       expires in 2000. Mr. Liautaud is the son-in-law of Mr.
                                       Silverman, a Director of Business Objects. Mr. Liautaud does not hold directorships other than in subsidiaries of
                                       Business Objects. Mr. Liautaud's term of office on the Board of Directors expires at this Annual Meeting.
Philippe Claude                  51    Partner. Mr. Claude has been a General Partner of Atlas
                                       Venture, a venture capital firm, since 1993. Prior to his
                                       nomination as a Director of Business Objects in July 1994,
                                       Mr. Claude served as a permanent representative of Paribas
                                       Europe Investment V.O.F., a shareholder of Business Objects and a member of the Board from 1991 until that date, and as permanent representative of Atlas Venture, a shareholder of
                                       Business Objects and a member of the Board from 1992 until that date. Mr. Claude is a director of Ilog S.A., Cosmos Bay
                                       S.A., Spotfire, Inc., Temposoft, Lexiquest, Mixad S.A.,
                                       Netonomy, Inc, Genient Ltd and Alafolie S.A. Mr. Claude's
                                       term of office on the Board of Directors expires at this
                                       Annual Meeting.

                                                             OTHER DIRECTORS

Bernard Charles                  43    President of Dassault Systemes. Mr. Charles has been
                                       President of Dassault Systemes, a worldwide leader in
                                       computer aided design (CAD) since September 1995. From 1988 to September 1995, he was President of the Research &
                                       Development department of Dassault Systemes. Mr. Charles is a director of a number of Dassault Systemes' subsidiaries,
                                       Deneb Robotics Inc., Enovia Corp., Solidworks Corp., Delta
                                       A.G., Les Consultants Genicom, Inc., Smart Solutions Ltd.
                                       and Invention Machine Corp. Mr. Charles' term of office
                                       expires in 2001.
Albert Eisenstat                 69    Consultant and Private Investor. Mr. Eisenstat has been a
                                       consultant and private investor since 1993. Mr. Eisenstat
                                       was a Director and Executive Vice President for Corporate
                                       Development and Corporate Secretary of Apple Computer Inc.
                                       from 1988 to 1993. Mr. Eisenstat is a Director of Commercial
                                       Metals Co., Sungard Data Systems, Benham Group of Mutual
                                       Funds and SPL Worldgroup. Mr. Eisenstat joined the Business
                                       Objects Board of Directors in June 1995, and his term on the
                                       Board of Directors expires in 2001.
Arnold Silverman                 61    Consultant and Private Investor. Mr. Silverman is a
                                       consultant and private investor. Mr. Silverman was the
                                       President of ICOT Corporation from 1979 to 1985 and a
                                       director of Oracle Corporation from 1984 to 1991. Mr.
                                       Silverman is a director of Time Ten Performance Software
                                       Company, Nishan Systems, Promtu Corporation and Quiq
                                       Corporation. Mr. Silverman is the father-in-law of Mr.
                                       Liautaud. Mr. Silverman joined the Business Objects Board of
                                       Directors in February of 1991, and his term on the Board of
                                       Directors expires in 2001.

             NAME                AGE           PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE
             ----                ---   ------------------------------------------------------------
                                                                 NOMINEE
Vincent Worms                    48    Partner. Mr. Worms has been, since 1982, a General Partner of Partech International Inc., a venture capital firm. Prior to his nomination as a director of Business Objects in July
                                       1994, Mr. Vincent Worms served as a permanent representative of Paribas Europe Investment V.O.F., a shareholder of
                                       Business Objects and a member of the Board from 1991 until that date. Mr. Worms is a director of SangStat Medical,
                                       DrugAbuse Sciences, Informatica Corporation, ViaFone.com,
                                       Inc and Aptix Corporation. Mr. Worms' term of office on the
                                       Board of Directors expires in 2002.

                                                            EXECUTIVE OFFICERS

Clifton Weatherford              53    Senior Group Vice-President and Chief Financial Officer. Mr.
                                       Weatherford joined Business Objects in August 1997 as Senior
                                       Group Vice-President, Chief Financial Officer and is
                                       responsible for our worldwide finance and administration
                                       organization. He has more than 25 years of financial
                                       management experience, most recently, from January 1996 to
                                       August 1997, as Chief Financial Officer of NETCOM On-Line
                                       Communication Services, Inc., a global internet service
                                       provider recently acquired by MindSpring Enterprises, Inc.
                                       Prior to joining NETCOM, Mr. Weatherford served as Chief
                                       Financial Officer of Logitech, Inc., a manufacturer of
                                       computer peripheral products, from February 1994 to December
                                       1995. He has also held senior financial positions at Texas
                                       Instruments, Schlumberger, and Tandem Computers. Mr.
                                       Weatherford holds several directorships in subsidiaries of
                                       Business Objects. Mr. Weatherford also serves as the
                                       Business Objects representative on the Board of InStranet,
                                       Inc.
John Powell                      43    Senior Group Vice-President, Worldwide Operations. Mr.
                                       Powell joined Business Objects in 1991 as the Country
                                       Manager for the United Kingdom, and has served as Senior
                                       Vice President of U.K. Operations and as Vice President for
                                       the Atlantic division (consisting of the U.K., France and
                                       the Middle East) prior to being promoted to Senior Group
                                       Vice President, Worldwide Operations in April 1999. From
                                       1998 to 1999, Mr. Powell was responsible for operations in the Atlantic division, covering our largest region, and is currently responsible for all of our worldwide operations.
                                       Prior to coming to Business Objects, Mr. Powell was the
                                       District Manager -- Hospitals and Telecommunications with
                                       Oracle U.K.
David Kellogg                    37    Senior Group Vice-President, Marketing. Mr. Kellogg joined
                                       Business Objects in May 1995 as Vice President of Product
                                       Marketing, was promoted to Vice President of Corporate
                                       Marketing in 1997 and further promoted to Senior Group Vice
                                       President, Marketing in May 1999. Mr. Kellogg is responsible for corporate marketing at Business Objects, including
                                       product, product line, and strategic marketing, as well as corporate communications. Mr. Kellogg has more than 12 years of experience in the database and business intelligence
                                       software tools industry. Before joining Business Objects, he was vice president of marketing at Versant Object
                                       Technology, a provider of enterprise database management
                                       systems, from June 1992 to April 1995.


                         BOARD MEETINGS AND COMMITTEES

     The Board of Directors held a total of 9 meetings (including regularly scheduled and special meetings) during fiscal 1999. Mr. Claude and Mr. Charles attended 6 meetings out of 9. Mr. Worms attended 5 meetings out of 9. No other incumbent Director during the last fiscal year, while a member of the Board of Directors, attended in person or via conference call fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees on which such Director served.

     The Board of Directors of the Company has two standing committees: an Audit Committee and a Compensation Committee. It does not have a nominating committee or a committee performing the functions of a nominating committee.

     The Audit Committee, which currently consists of Messrs. Claude and Silverman, is responsible for (i) recommending engagement of the Company's independent auditors, (ii) approving the services performed by such auditors,
(iii) consulting with such auditors and reviewing with them the results of their examination, (iv) reviewing and approving any material accounting policy changes affecting the Company's operating results, (v) reviewing the Company's control procedures and personnel, and (vi) reviewing and evaluating the Company's accounting principles and its system of internal accounting controls. The Audit Committee held four meetings during fiscal 1999.

     The Compensation Committee, which currently consists of Messrs. Eisenstat and Worms, is responsible for reviewing the compensation and benefits for the Company's Chief Executive Officer and other Executive Officers. The Compensation Committee held one meeting during fiscal 1999. Neither Mr. Eisenstat nor Mr. Worms is an officer or employee of the Company.

     Each of the Committees makes recommendations to the Board of Directors, for final decision by the Board.

                           COMPENSATION OF DIRECTORS

     With the exception of Mr. Liautaud, Directors received cash remuneration for serving on the Board of Directors, consisting in fiscal 1999 of fees of U.S.$3,000 per quarterly Board meeting attended and a U.S.$2,000 quarterly retainer. Directors are also reimbursed for reasonable expenses incurred in attending Board and Committee meetings. Directors do not receive additional compensation for serving on a committee.

                      WARRANTS ISSUED TO CERTAIN DIRECTORS

     On April 25, 1995, the Board of Directors approved the issuance of warrants to purchase 24,000 shares to a Director with an exercise price of E5.55 per share, vesting at a rate of 33.33% per year from June 22, 1995. The warrants were issued in June 1995 after formal shareholder approval. The difference between the exercise price and the estimated fair value of such warrants was immaterial. All these warrants were outstanding as of December 31, 1999.

     On April 28, 1997, the Board of Directors approved the issuance of warrants to purchase a total of 96,000 shares to four Directors with an exercise price of E4.22 per share. These warrants vested monthly over three years commencing January 1, 1997. The warrants were issued in June 1997 after formal shareholder approval. The difference between the exercise price and the estimated fair value of such warrants was immaterial. All these warrants were outstanding as of December 31, 1999.

     On April 28, 1998, the Board of Directors approved the issuance of warrants to purchase a total of 140,000 shares to five directors. The warrants were issued on June 18, 1998 after formal shareholder approval and have an exercise price of E7.37.

     In May 1999, the Company's shareholders approved the issuance of warrants to purchase an aggregate of 30,000 shares at an exercise price of E11.38 per share to a director. These warrants were fully vested as of May 4, 1999. All these warrants were outstanding as of December 31, 1999.

                         BENEFICIAL SHARE OWNERSHIP BY
                     PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     The following table sets forth the beneficial ownership of American Depositary Shares or Ordinary Shares (together referred to as the "shares") of the Company for the following: (i) each person or entity who is known by the Company to own beneficially more than 5% of the outstanding shares of the Company; (ii) each of the Company's Directors; (iii) the Company's Chief Executive Officer and each of the Named Executive Officers named in the Summary Compensation Table hereof; and (iv) all Directors and executive officers of the Company as a group. Except as otherwise noted, information related to holders of more than 5% of the outstanding shares was obtained from filings made with the Securities and Exchange Commission pursuant to Sections 13(d) or 13(g) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Information related to Directors and Executive Officers is as of April 10, 2000.

                                                          SHARES                 PERCENTAGE
5% SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS  BENEFICIALLY OWNED(1)    BENEFICIALLY OWNED(1)
-------------------------------------------------  ---------------------    ---------------------
5% SHAREHOLDERS
Putnam......................................             3,478,163                   8.8%
AIM.........................................             2,235,000                   5.7%
DIRECTORS
Philippe Claude.............................                     2                     *
Albert Eisenstat(2).........................                62,002                     *
Arnold Silverman(3).........................               196,586                     *
Vincent Worms(4)............................               133,768                     *
Bernard Charles(5)..........................                16,668                     *
EXECUTIVE OFFICERS
Bernard Liautaud(6).........................             1,371,306                   3.5%
Clifton Weatherford(7)......................                45,556                     *
John Powell(8)..............................                86,369                     *
David Kellogg(9)............................                22,468                     *
All Directors and executive officers as a group
  (9 persons)(10)...........................             1,950,563                   5.0%

---------------
  *  Less than 1%.


 (1) Applicable percentage ownership in the above table is based on 39,319,949 shares outstanding as of March 31, 2000, which excludes 383,000 shares held in treasury. The number and percentage of shares beneficially owned is determined under rules of the Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty days of April 10, 2000 through the exercise of any stock option or other right. Unless otherwise indicated in the footnotes, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.


 (2) Includes 58,000 shares issuable upon the exercise of share warrants exercisable on or after May 9, 2000.

 (3) Includes 10,000 shares issuable upon the exercise of share warrants exercisable on or after May 9, 2000.

 (4) Includes 30,000 shares issuable upon the exercise of share warrants exercisable on or after May 9, 2000. Also includes shares held by certain funds affiliated with Mr. Worms, for which he disclaims beneficial ownership except as to his pecuniary interests therein, as follows: AXA U.S. Growth Fund, L.L.C. (45,000 shares), and Partech International S.A. (9,246 shares). Mr. Worms could be deemed to beneficially own such shares.

 (5) Includes 16,666 shares issuable upon the exercise of share warrants exercisable on or after May 9, 2000.

 (6) Mr. Liautaud is also President, Chief Executive Officer and a Director of the Company. Includes 52,596 shares issuable upon the exercise of stock options exercisable on or after May 9, 2000.

 (7) Includes 16,875 shares issuable upon the exercise of stock options exercisable on or after May 9, 2000.

 (8) Includes 80,807 shares issuable upon the exercise of stock options exercisable on or after May 9, 2000.

 (9) Includes 22,468 shares issuable upon the exercise of stock options exercisable on or after May 9, 2000.

(10) Includes 287,412 shares issuable upon the exercise of stock options exercisable on or after May 9, 2000.

                         EXECUTIVE OFFICER COMPENSATION

COMPENSATION TABLES

     Summary Compensation Table. The following table shows certain information concerning the compensation of (i) the Company's Chief Executive Officer, (ii) the Company's four most highly compensated executive officers other than the Chief Executive Officer and (iii) one additional person who served as an Executive Officer during a portion of 1999 and whose compensation in 1999 exceeded $100,000 (collectively, the "Named Executive Officers") for the fiscal years ended December 31, 1999, 1998 and 1997.


                                                                   OTHER ANNUAL     SHARES      ALL OTHER
                                  FISCAL                           COMPENSATION   UNDERLYING   COMPENSATION
  NAME AND PRINCIPAL POSITION      YEAR    SALARY(1)   BONUS(1)       (1)(2)      OPTIONS(#)      (1)(3)
  ---------------------------     ------   ---------   --------    ------------   ----------   ------------
Bernard Liautaud                   1999    $344,355    $427,357      $15,468       100,000            --
  Chairman, President and          1998     319,958     249,500       32,943       100,000        66,000
  Chief Executive Officer          1997     296,113     149,518       34,991            --       135,554
Clifton T. Weatherford             1999     250,008     137,085(5)        --       120,000            --
  Senior Group Vice-President
     and                           1998     250,008     112,234           --        70,000            --
  Chief Financial Officer(4)       1997      85,289      20,333           --       200,000        30,000
John Powell                        1999     151,743     281,547       28,148        50,000            --
  Senior Group Vice-President,     1998     168,241     368,481       28,915       110,000            --
  Worldwide Operations             1997     126,730      86,003       30,063        99,000(6)         --
David Kellogg                      1999     145,050      91,810       29,131        60,000        17,013
  Senior Group Vice-President,     1998     134,337     100,648       29,905       100,000        15,453
  Corporate Marketing              1997      92,640      42,008       29,842       140,000(7)      3,517
Lawrence Lieberman(8)              1999     198,275      69,653           --        40,000            --
  Senior Group Vice-President,     1998     175,000      77,608           --        25,000            --
  Corporate Development            1997     156,250      35,001           --       160,000(9)         --


---------------
(1) All amounts are stated in U.S. dollars. For executive officers paid in total or in part in currencies other than the U.S. dollar, translation of compensation into U.S. dollars is made using the average exchange rate for the relevant year. Executive officers paid in total or in part currencies other than the U.S. dollar are Bernard Liautaud (French francs), David Kellogg (French francs) and John Powell (Pound sterling). Due to the variation of the exchange rate of the U.S. dollar against the French franc and the pound sterling, the dollar values in this Summary Compensation Table do not reflect actual compensation raises.

(2) Other annual compensation for Mr. Liautaud includes (i) tax return preparation fees of $10,000 in 1999, $7,361 in 1998 and $10,000 in 1997,
    (ii) a company car allowance of $18,000 in 1998 and $17,260 in 1997 (iii) life insurance premiums of $4,161 in 1999, $4,372 in 1998 and $4,573 in 1997 and (iv) unemployment coverage of $1,307 in 1999, $3,210 in 1998 and $3,158 in 1997. Other annual compensation paid to other executive officers corresponds to company car and/or housing expenses paid by the Company on their behalf.


(3) All other compensation for Mr. Liautaud in 1997 and 1998 includes a total of $201,554 payable as a relocation and cost of living allowance due to his move from France to California. All other compensation paid to Mr. Weatherford in 1997 corresponds to a sign-on bonus. All other compensation paid to other executive officers corresponds to a contingent profit-sharing program payable to employees of Business Objects S.A. in accordance with French laws.


(4) Mr. Weatherford joined the Company in August 1997.

(5) Includes $100,000 deferred in accordance with Business Objects Americas Deferred Compensation Plan.

(6) Consists of options to purchase 80,000 shares granted in 1995, 14,000 shares granted in 1996 and 5,000 granted in 1997, which were repriced in 1997.

(7) Consists of options to purchase 60,000 shares granted in 1995 and 80,000 shares granted in 1996, which were repriced in 1997.

(8) Mr. Lieberman resigned effective March 7, 2000.

(9) Includes options to purchase 120,000 shares granted in 1996 and repriced in 1997.

     Option Grants in Fiscal 1999. The following table contains information concerning the grant of stock options to its Named Executive Officers during fiscal 1999.

                                          INDIVIDUALS GRANTS                        POTENTIAL REALIZABLE
                       --------------------------------------------------------       VALUE AT ASSUMED
                          NUMBER OF       % OF TOTAL    EXERCISE                   ANNUAL RATES OF STOCK
                         SECURITIES        OPTIONS       OR BASE                   PRICE APPRECIATION FOR
                         UNDERLYING        GRANTED        PRICE                        OPTION TERM(1)
                       OPTIONS GRANTED    IN FISCAL     ($/SHARE)    EXPIRATION    ----------------------
        NAME           IN FISCAL YEAR        YEAR          (2)          DATE         5%($)       10%($)
        ----           ---------------    ----------    ---------    ----------    ---------    ---------
Bernard Liautaud.....      100,000           3.98%        13.83        4/1/09        869,800    2,204,300
Clifton
  Weatherford........      120,000           4.78%        27.91       10/1/09      2,106,600    5,338,560
John Powell..........       50,000           1.99%        13.83        4/1/06        281,550      656,100
David Kellogg........       60,000           2.39%        27.91       10/1/09      1,053,300    2,669,280
Lawrence Lieberman...       40,000           1.59%        27.91       10/1/09        702,200    1,779,520

---------------
(1) In accordance with Securities and Exchange Commission rules, these columns show gains that might exist for the respective options over the period of the option terms. This valuation model is hypothetical. If the stock price does not increase over the exercise price, compensation to the Named Executive Officer would be zero.

(2) All stock options have been granted at no less than the fair market value on the last trading day prior to the date of grant, in accordance with the terms of the Company's 1994 and 1999 Stock Option Plans.

     Aggregated Option Exercises in Fiscal 1999 and Fiscal Year-End Option Values. The following table sets forth the value of in-the-money options held by each of the Named Executive Officers as of December 31, 1999.

                                                              NUMBER OF SECURITIES          VALUE OF UNEXERCISED
                                                             UNDERLYING UNEXERCISED         IN-THE MONEY OPTIONS
                                SHARES                          OPTIONS AT FY-END              AT FY-END($)(1)
                               ACQUIRED         VALUE      ---------------------------   ---------------------------
           NAME             ON EXERCISE(#)   REALIZED($)   EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
           ----             --------------   -----------   -----------   -------------   -----------   -------------
Bernard Liautaud..........          --               --      41,665         158,335       2,514,801      8,819,098
Clifton Weatherford.......     100,000        1,505,048      36,038         253,962       2,242,697     12,972,357
John Powell...............      70,000        1,809,241      66,205         122,795       4,070,031      7,074,316
David Kellogg.............      80,000        1,549,110      58,458         131,542       3,593,798      6,695,308
Lawrence Lieberman........     118,740        4,198,463       6,881          99,379         430,496      5,227,840

---------------

(1) These values represent the spread between the respective exercise prices of outstanding options and the closing price of the Company's American Depositary Shares on the Nasdaq National Market on December 31, 1999 ($66.8125). Option prices are set in euros, in accordance with French law, and are converted, for purposes of this table, at the year-end exchange rate of the euro versus U.S. dollar.


           REPORT OF COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Company's executive pay programs are designed to attract and retain executives who will contribute to the Company's long-term success, to mesh executive and shareholders' interests through stock option-based plans and to provide a compensation package that recognizes individual contributions and Company performance. At this point in the Company's growth, the Committee has determined that the most effective means of compensation are base salaries and long-term incentives through the Company's stock option programs.

     Base Salary. The base salaries of executive officers are initially determined by evaluating the responsibilities of the position held and the experience and performance of the individual, with reference to the competitive marketplace for executive talent, including a comparison to base salaries for comparable positions in high growth, technology-based companies of reasonably similar size. The Committee reviews executive salaries annually and adjusts them as appropriate to reflect changes in the market conditions and individual performance and responsibility. The Committee has engaged the services of outside consultants from time to time to determine appropriate compensation levels.

     Stock Options. Under the Company's stock option plans, stock options may be granted to executive officers and other employees of the Company. Upon joining the Company, an individual's initial option grant is based on the individual's responsibilities and position. The size of stock option awards is based primarily on an individual's performance and responsibilities. Because of the competitive nature of the technology industry in which the Company competes, the Committee believes stock option grants are an effective method of incentivizing executives to take a longer term view of the Company's performance and to ensure that the executive's and the stockholder's interests are in alignment.

     Bonus. The bonuses awarded to executive officers are determined based on achievement of individual and Company performance goals.

     Other. Other elements of executive compensation include Company-wide medical and life insurance benefits and the ability to defer compensation pursuant to a 401(k) plan, with, effective January 1999, the benefit of the Company matching employee contribution up to a maximum of $1,500 per year vesting over three (3) years. Executive officers employed with the Company in France are entitled to participate in a profit-sharing plan, which provides for contingent compensation, based on the Company's achievement of certain revenues and operating profit targets. Executive officers in the United States can participate in a deferred compensation plan.

  CHIEF EXECUTIVE OFFICER COMPENSATION FOR 1999


     During fiscal 1999, the Chief Executive Officer's compensation was comprised of a base salary of $344,355 and a variable salary if certain performance criteria were met. Variable salary is based on the Company's achievement of certain revenues and earnings per share thresholds as well as personal objectives. For fiscal 1999, the Company's objectives represented 60% of the total variable salary. For fiscal 1999, based on objectives achieved, the amount of the variable compensation to be awarded to the Chief Executive Officer is $427,357.


     The Company's Chief Executive Officer has not received any other special or additional compensation other than as described in the Compensation Table.

     The Committee has considered the potential impact of Section 162(m) of the United States Internal Revenue Code of 1986, as amended, and the regulations thereunder (the "Section"). The Section disallows a tax deduction for any publicly-held corporation for individual compensation exceeding $1 million in any taxable year for any of the Named Executive Officers, unless such compensation is performance-based. Since the cash compensation of each of the Named Executive Officers is below the $1 million threshold and the Committee believes that any options granted under the Option Plan will meet the requirements of being performance-based, the Committee believes that the Section will not reduce the tax deduction available to the Company. The Company's policy is to qualify, to the extent reasonable, its executive officers' compensation for deductibility under applicable tax laws. However, the Committee believes that its primary responsibility is to provide a compensation program that will attract, retain and reward the executive talent necessary to the Company's success. Consequently, the Committee recognizes that the loss of a tax deduction could be necessary in some circumstances.

                                          COMPENSATION COMMITTEE OF THE BOARD OF
                                          DIRECTORS
                                          Albert Eisenstat
                                          Vincent Worms

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     None.

                     COMPENSATION COMMITTEE INTERLOCKS AND
                INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     The Company's Compensation Committee currently consists of Messrs. Eisenstat and Worms. No interlocking relationship exists between any member of the Company's Board of Directors or Compensation Committee and any member of the Board of Directors or compensation committee of any other company, nor has any such interlocking relationship existed in the past. No member of the Compensation Committee is or was formerly an officer or an employee of the Company or its subsidiaries.

     French law prohibits the Company from entering into indemnification agreements with its Directors providing for limitations on personal liability for damages and other costs and expenses that may be incurred by Directors and officers arising out of or related to acts or omissions in such capacity. French law also prohibits the Statuts of the Company from providing for limitation of liability of a member of the Board of Directors. These prohibitions may adversely affect the ability of the Company to attract and retain Directors. Generally, under French law, Directors and officers will not be held personally liable for decisions taken diligently and in the corporate interests of the Company.


     The Company has entered into an agreement with each of its Directors, its President and Chief Executive Officer, and other members of senior management designated by the Board of Directors pursuant to which the Company agreed to contract for and maintain liability insurance against liabilities which may be incurred by such persons in their respective capacities, including liabilities which may be incurred under the U.S. federal and state securities laws, subject to certain limitations. The Company believes that entering into such agreements and maintaining appropriate liability insurance for its Directors and officers will assist the Company in attracting and retaining qualified individuals to serve as Directors and officers.


               COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission. Such officers, directors and ten-percent stockholders are also required by Securities and Exchange Commission rules to furnish Business Objects with copies of all Section 16(a) forms they file.

     Based solely on the Company's review of the copies of such forms received by it, we believe that, for the fiscal year ended December 31, 1999, all Section 16(a) filing requirements applicable to its officers, directors and ten-percent stockholders were complied with.

               COMPARISON OF TOTAL CUMULATIVE SHAREHOLDER RETURN

     The following graph sets forth the Company's total cumulative shareholder return as compared to the NASDAQ Market Index and the MG Group Index, which includes application software companies. The total shareholder return assumes U.S.$100 invested on January 1, 1995 in shares of the Company, the Nasdaq Index and the MG Group Index. Total return assumes reinvestment of dividends. Historical stock price performance is not necessarily indicative of future stock price performance.

                     COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                          AMONG BUSINESS OBJECTS S.A,
                     NASDAQ MARKET INDEX AND MG GROUP INDEX
[BUSINESS OBJECTS GRAPH]

                                                  BUSINESS OBJECTS S.A.          MG GROUP INDEX            NASDAQ MARKET INDEX
                                                  ---------------------          --------------            -------------------
1994                                                     100.00                      100.00                      100.00
1995                                                     131.63                      144.12                      129.71
1996                                                      73.47                      204.56                      161.18
1997                                                      56.46                      273.03                      197.16
1998                                                     176.87                      479.87                      278.08
1999                                                     727.21                      918.13                      490.46

                    ASSUMES $100 INVESTED ON JANUARY 1, 1995

                          ASSUMES DIVIDENDS REINVESTED

                      FISCAL YEAR ENDING DECEMBER 31, 1999

           REPORT OF THE BOARD OF DIRECTORS ON THE ACTIVITIES OF THE
              COMPANY AND OF THE GROUP DURING THE FISCAL YEAR 1999

     In accordance with French corporate law, the following discussion relates to the unconsolidated financial statements of Business Objects S.A. (the "Company"), the French parent company of the Business Objects group, as well as the consolidated financial statements of Business Objects S.A. and its subsidiaries (the "Group"), which accounts are prepared in euros and in accordance with French G.A.A.P. Consolidated accounts in U.S. dollars prepared in accordance with U.S. GAAP are not included in this report. For a discussion of the consolidated financial statements prepared in accordance with U.S. GAAP, please see the Company's Annual Report on Form 10-K.

     The financial data included in this report is expressed in thousands of euros. Except as otherwise noted in this report, the exchange rate between the French franc and the euro is the statutory rate of 6.55957 as of December 31, 1999.


     In January 2000, the Company effected a two-for-one stock split of its Ordinary Shares and American Depositary Shares. All share and per share information have been adjusted to reflect this change.


 1. RESULTS OF THE GROUP DURING THE FISCAL YEAR 1999

     1.1. OVERVIEW

     Our revenues have increased over each of the periods presented here, reflecting increased sales of licenses of our business intelligence tools and related services. We believe that with the continuing proliferation of the internet and the increasing acceptance of performing business functions over the internet, revenues from our WEBINTELLIGENCE version of our product should represent an increasing portion of our licensing revenues.

     Our gross margins for our license fees are significantly higher than our gross margins generated from the sale of our services. The cost of license fees consists primarily of costs incurred for materials, packaging, freight and royalties, which have typically fluctuated from 3% to 5% of the related revenues in recent years. The cost of services, consisting of the cost of providing maintenance, consulting and training, most of which are personnel costs, have fluctuated from 37% of the related revenues in 1997 to approximately 41% of the related revenues in 1998 and 40% in 1999.

     Our operating expenses have increased each year due to the growth of our business, although these expenses have generally fluctuated as a percent of revenues from year to year. The euro increases in operating expenses are primarily due to an increase in personnel in our sales and marketing, product development and general and administrative functions.

     As with many software companies, we experience seasonality in our business, with revenues generally higher in the fourth quarter of each year and lower in the first quarter of the following year. We believe that this trend is primarily the result of a tendency of customers to delay software purchases until the fourth quarter due to their annual budget. In addition, our third quarter is a relatively slow quarter due to the lower economic activity throughout Europe during the summer months.

     In view of our significant growth in recent years, we believe that period-to-period comparisons of our financial results are not necessarily meaningful and you should not rely upon them as an indication of future performance.

     1.2. RESULTS OF OPERATIONS

     The following table sets forth selected items from our consolidated statements of income expressed as a percentage of total revenues for the periods indicated:

                                                           FISCAL YEARS ENDED
                                                              DECEMBER 31,
                                                          --------------------
                                                          1999    1998    1997
                                                          ----    ----    ----
Revenues:
  License fees..........................................   64%     65%     69%
  Services..............................................   36      35      31
                                                          ---     ---     ---
          Total revenues................................  100     100     100
                                                          ===     ===     ===
Cost of revenues:
  License fees..........................................    2       2       3
  Services..............................................   14      14      11
                                                          ---     ---     ---
          Total cost of revenues........................   16      16      14
                                                          ---     ---     ---
Gross margin............................................   84      84      86
Operating expenses:
  Sales and marketing...................................   49      53      60
  Research and development..............................   11      12      12
  General and administrative............................    8       9      10
                                                          ---     ---     ---
          Total operating expenses......................   68      74      82
                                                          ---     ---     ---
Income from operations..................................   16      10       4
Interest and other income, net..........................    1       1       1
                                                          ---     ---     ---
Income before provision for income taxes and minority
  interest..............................................   17      11       5
Provision for income taxes..............................   (7)     (4)     (2)
                                                          ---     ---     ---
Net income..............................................   10%      6%      3%
                                                          ===     ===     ===
Gross margin:
  License fees..........................................   97%     97%     95%
  Services..............................................   60%     59%     63%

     1.3. FISCAL YEARS ENDED DECEMBER 31, 1999, 1998 AND 1997

     Revenues

     The following table sets forth information regarding the composition of our revenues and period-to-period changes:

                                                      PERCENT                PERCENT
                                            1999      CHANGE       1998      CHANGE       1997
                                          --------    -------    --------    -------    --------
                                                           (EUROS IN THOUSANDS)
License fees............................  E144,257      49%      E 96,846      39%      E 69,869
  Percentage of total revenues..........        64%                    65%                    69%
Services................................    82,471      59%        51,706      62%        31,850
  Percentage of total revenues..........        36%                    35%                    31%
Total revenues..........................   226,728      53%       148,552      46%       101,719

     Total revenues increased to E226.7 million in 1999, up from E148.6 million in 1998 and E101.7 million in 1997, representing increases of 53% from 1998 to 1999 and 46% from 1997 to 1998. In each year presented, a majority of our revenues was derived from license fees and related products. Our services revenues were comprised of revenues from maintenance, consulting services and training activities.

     License Fees. Revenues from license fees increased approximately E47.4 million or 49% in 1999 over the level achieved in 1998. This compares to an increase of E27.0 million or 39% during 1998 over the level achieved in 1997. The increase in license fees in 1999 was primarily due to increased sales of WebIntelligence, the Company's product for internet-based installations, and to a lesser extent, increases in BusinessObjects and related software products in all geographic areas into which we sell. The increases in license fees in 1998 reflected increased sales of BusinessObjects and related software products, and to a lesser extent, increases in WebIntelligence in all geographic areas into which we sell. Revenues from license fees of BusinessObjects and related software products comprised the majority of revenues in absolute euros for all periods presented.


     Services. Revenues from services increased approximately E30.7 million or 59% from 1998 to 1999. This compares to an increase of E19.9 million or 62% from 1997 to 1998. The increase in revenues from services for each period was primarily due to increases in maintenance related to increases in our installed customer base and consulting revenues associated with the increased level of licenses and related software products or platforms, and to a lesser extent increases in training revenues.


     Cost of Revenues

     The following table sets forth information regarding our cost of revenues and period-to-period changes:

                                                          PERCENT              PERCENT
                                                 1999     CHANGE      1998     CHANGE      1997
                                                ------    -------    ------    -------    ------
                                                              (EUROS IN THOUSANDS)
Cost of license fees..........................  E4,032      38%      E2,919      (13)%    E3,359
  Percentage of license fees revenues.........       3%                   3%                   5%
Cost of services..............................  33,278      57%      21,253       82%     11,669
  Percentage of services revenues.............      40%                  41%                  37%
          Total cost of revenues..............  37,310      54%      24,172       61%     15,028
  Percentage of total revenues................      16%                  16%                  14%

     Cost of License Fees. Cost of license fees consist primarily of materials, packaging, freight, and royalties. Cost of license fees as a percentage of license fee revenues remained relatively stable at 3% for 1999 and 1998, down from 5% in 1997. The decrease from 1997 to 1998 as a percent of related revenues was primarily due to the improved management of inventory levels, and reduction of freight and production costs of documentation.


     Cost of Services. Cost of services, which consist of the cost of providing consulting, training, and maintenance, increased approximately E12.0 million or 57% in 1999 over the level experienced in 1998. This compares to an increase of E9.6 million or 82% in 1998 over the level experienced in 1997. The increases in such costs in absolute euros during both years were primarily due to increases in the number of personnel involved in our consulting, training and maintenance activities and, to a lesser extent, to costs associated with subcontracting some training activities. Cost of services as a percentage of service revenues fluctuated from 40% in 1999 to 41% in 1998 and 37% in 1997. The increase in cost of services over the level experienced in 1997 reflects our strategic decision to expand the scope of our service offerings to include in particular consulting services, which have a lower margin, both as a vehicle to increase service revenues and as a stimulus for increased license fees.

     Operating Expenses

     The following table sets forth information regarding the composition of our operating expenses and period-to-period changes:

                                                       PERCENT                PERCENT
                                             1999      CHANGE       1998      CHANGE      1997
                                           --------    -------    --------    -------    -------
                                                           (EUROS IN THOUSANDS)
Sales and marketing......................  E110,679      39%      E 79,481      31%      E60,615
  Percentage of total revenues...........        49%                    53%                   60%
Research and development.................    25,094      45%        17,313      37%       12,617
  Percentage of total revenues...........        11%                    12%                   12%
General and administrative...............    18,440      35%        13,698      39%        9,816
  Percentage of total revenues...........         8%                     9%                   10%
          Total operating expenses.......   154,215      40%       110,493      33%       83,048
  Percentage of total revenues...........        68%                    74%                   82%

     Sales and Marketing. Sales and marketing expenses were E110.7 million, or 49% of total revenues, in 1999 as compared to E79.5 million, or 53% of total revenues, in 1998, and E60.6 million, or 60% of total revenues, in 1997. Sales and marketing expenses consist primarily of salaries and commissions for our sales and marketing personnel, together with amounts paid for advertising and product promotion activities, and related facilities expenses. Sales and marketing expenses increased in absolute euros in each period as we expanded our sales and marketing organization. This organization grew to 812 people at December 31, 1999 from 607 people at December 31, 1998 and 401 people at December 31, 1997. Sales and marketing expenses as a percentage of total revenues decreased each year over the prior period, as we experienced better productivity in our sales and marketing organization.

     Research and Development. Research and development expenses were E25.1 million in 1999, E17.3 million in 1998 and E12.6 million in 1997. Research and development expenses represented 11% of total revenues in 1999, 12% of total revenues in 1998 and 12% of total revenues in 1997. Research and development expenses consist primarily of salaries, related benefits, third party consultant fees, and related facilities costs. The increase in research and development expenses in absolute euros is due to increased staffing and associated support for software engineers required to expand and enhance our product line. Our research and development organization grew to 243 people at December 31, 1999 from 155 at December 31, 1998 and 116 at December 31, 1997.

     General and Administrative. General and administrative expenses were E18.4 million, or 8% of total revenues in 1999 as compared to E13.7 million, or 9% of total revenues in 1998 and E9.8 million, or 10% of total revenues in 1997. General and administrative expenses consist primarily of salaries, related benefits, fees for professional services including legal and accounting services, and amortization of goodwill. General and administrative expenses increased in absolute euros in 1999 primarily due to increased amortization of goodwill related to business acquisitions, and for all periods presented due to increased staffing to support our growth, and higher expenditures for legal and accounting services associated with operating a larger company. Goodwill amortization expense totaled E3.1 million in 1999, E1.1 million in 1998 and E0.5 million in 1997.

     Interest and Other Income, Net

     The following table sets forth information regarding the composition of our net interest and other income and period-to-period changes:

                                                   1999      1998      1997
                                                  ------    ------    ------
                                                     (EUROS IN THOUSANDS)
Net Interest Income.............................  E2,625    E1,205    E  967
Net Exchange Gain...............................      35        98       522
                                                  ------    ------    ------
Net Financial Result............................  E2,660    E1,303    E1,489
                                                  ======    ======    ======

     Interest and other income, net primarily represents net interest income and net gains resulting from foreign currency exchange rate changes.


     Net interest income totaled E2,6 million in 1999, E1,2 million in 1998, and E1 million in 1997. The increase in net interest income in 1999 was primarily due to interest earned on the E67.5 million we received from the sale of 2,070,000 ordinary shares in France and the rest of Europe in November 1999, and in all years due to interest earned on increased cash available for investing as a result of increased cash provided by operations.

     Exceptional income

                                                     1999      1998    1997
                                                    -------    ----    ----
                                                     (EUROS IN THOUSANDS)
Exceptional Gain..................................  E 1,989    E612    E 13
Exceptional losses................................   (1,766)    (75)    (25)
                                                    -------    ----    ----
Net exceptional results...........................  E   223    E537    E(12)
                                                    =======    ====    ====


     Exceptional gain and losses represent income net of related legal expenses from the settlement of a patent infringement action against Brio Technology, Inc. See Section 6 of this report for a description of the Brio litigation.


     Income Taxes

     The following table sets forth information regarding our income taxes:

                                          PERCENT    PERCENT
                                1999      CHANGE      1998      CHANGE     1997
                               -------    -------    -------    ------    ------
                                             (EUROS IN THOUSANDS)
Income taxes.................  E15,775      145%     E6,444      329%     E2,808
Effective tax rate...........       41%                  41%                  55%

     Income taxes totaled E15.8 million in 1999, E6.4 million in 1998, and E2.8 million in 1997. This represented an effective income tax rate according to French law of 41% in 1999 and 1998, and 55% in 1997. The 1997 rate was higher due primarily to limitations on our ability to offset net losses for tax purposes in certain jurisdictions against taxable income in other jurisdictions.

     1.4. LIQUIDITY AND CAPITAL RESOURCES

                                                            PERCENT
                                                  1999      CHANGE      1998
                                                --------    -------    -------
                                                     (EUROS IN THOUSANDS)
Working capital...............................  E137,336       239%    E43,784
Cash and cash equivalents.....................   175,425       185%     61,441
Net cash provided by operating activities.....    46,065        33%     29,742
Net cash used for investing activities........   (21,573)      312%     (4,501)
Net cash provided by financing activities.....    89,724     2,098%      3,513

     As of December 31, 1999, we had cash and cash equivalents of E175.4 million, an increase of E114.0 million from December 31, 1998. Net cash provided by operating activities for the twelve months ended December 31, 1999 was E46.1 million, as compared to E29.7 million for the same period in 1998. The increase in net cash provided by operating activities in the twelve months ended December 31, 1999 primarily resulted from higher net income, non-cash charges for depreciation and amortization expense and tax benefits from issuance of stock and increases in deferred revenue, partially offset by increases in accounts receivable, prepaids and other current assets.

     Net accounts receivable increased to E53.7 million at December 31, 1999 from E36.2 million at December 31, 1998 resulting primarily from an increase in revenue. Accounts receivable days sales outstanding was 65 days at December 31, 1999 and 79 days at December 31, 1998. The decrease in days sales outstanding in 1999 is the result of our increased collection efforts in 1999. We do not expect days sales outstanding to decrease from current levels, and it will likely increase in the future. In general, due to the level of European sales which tend to have longer collection cycles than North American sales, and the historical pattern of revenue generation towards the end of each quarter, we anticipate that accounts receivable will continue to be substantial in the future.


     Our investing activities in each year presented consisted primarily of business acquisitions totaling E12.8 million in 1999 and E0.9 million in 1998, and expenditures for fixed assets totaling E8.8 million in 1999 and E5.8 million in 1998. We had no significant capital commitments as of December 31, 1999 and we currently anticipate that additions to property and equipment for the next year will be comparable to recent years.


     Our net financing activities provided E89.7 million in 1999 and E3.5 million in 1998. Financing activities in 1999 included E70.5 million from the sale of 2,070,000 ordinary shares in France and the rest of Europe in November 1999, E12.3 million from the issuance of shares under employee stock option and purchase plans, E10.6 million from the issuance of notes payable in relation to business acquisitions, partially offset by E4.6 million for the repurchase of 383,000 treasury shares. Financing activities in 1998 were primarily due to the issuance of shares under employee stock option and purchase plans.

     We believe that cash from operations together with existing cash and cash equivalents will be sufficient to meet our cash requirements for at least the foreseeable future.

 2. UNCONSOLIDATED RESULTS OF BUSINESS OBJECTS S.A. DURING THE FISCAL YEAR 1999


     In 1999, the Company recorded a 48% growth in revenue from products. The 1999 revenue was comprised of 30% of license fees, 19% of services and 51% of royalties from subsidiaries. In euros, revenue totaled E81 million in 1999, and was comprised of E25 million of license fees, E15 million of services and E41 million of royalties. Revenues totaled E54 million in 1998, and was comprised of E17 million of license fees, E11 million of services and E26 million of royalties. Other revenues, including operating subsidies and cost transfers (mainly to subsidiaries), increased operating revenues to E87.8 million compared to E59.6 million in 1998. Income from operating activities amounted to E10.7 million in 1999, an increase of E6.1 million from E4.5 million in 1998. Financial income amounted to E4.0 million in 1999 compared to E1.3 million in 1998. Income before taxes and exceptional items amounted to E12.4 million in 1999. This is an increase of E6.6 million (111%). Exceptional result was up from E0.5 million to E1.1 million in 1999. As a result the 1999 pre-tax profits increased from E6.4 million to E13.5 million (a 111% increase). The net income for the year 1999 increased by E5.2 million from E2.7 to E7.9 million.


 3. RESEARCH AND DEVELOPMENT ACTIVITIES

     The Company's research and development staff consisted of 243 employees as of December 31, 1999 as compared to 155 employees as of December 31, 1998. The Company did not capitalize any software development costs for the year ended December 31, 1999, and all the research and development costs have been expensed as incurred.

     We believe that innovation, timeliness of product releases, and high product quality is essential to maintain our competitive position. Consequently, we dedicate considerable resources to development efforts to enhance our existing products and to develop new products. To date, we have relied primarily on internal development of our products, but have in the past and may in the future continue to license or acquire technology or products from third parties. The development group is responsible for the design, development and release of product enhancements, upgrades and new products, and is based primarily in Levallois-Perret, France. We also occasionally use third-party resources to expand the capacity and technical expertise of our internal research and development group.

     Product versions newly launched during fiscal 1999 included BusinssObjects 5.0, DeveloperSuite 1.0., WebIntelligence 2.5., PersonalTrainer 5.0 and SetAnalyzer 1.1.

 4. ACTIVITY OF SUBSIDIARIES

     Segment. The Company and its subsidiaries operate in one reportable industry segment, the development, marketing, and support of enterprise wide business intelligence software tools. The Company makes key decisions and evaluates performance of the Company based on this single industry segment.

     Geography. Operations outside of France consist principally of sales, marketing, finance, customer support, and to a lesser extent, research and development activities. Transfers between geographic areas are accounted for at amounts that are generally above cost and consistent with the rules and regulations of governing tax authorities. Such transfers are eliminated in the consolidated financial statements. Identifiable assets are those assets that can be directly associated with a particular geographic area. The following is a summary of operations within geographic area as of December 31, 1999 and for the year then ended:

                                                  REVENUES      TRANSFERS
                                                    FROM         BETWEEN
                                                UNAFFILIATED    GEOGRAPHIC     TOTAL      IDENTIFIABLE
                                                 CUSTOMERS        AREAS       REVENUES       ASSETS
                                                ------------    ----------    --------    ------------
                                                                 (EUROS IN THOUSANDS)
France........................................    E 40,469       E 41,250     E 81,719      E 174828
United Kingdom................................      42,755                      42,755         40486
Rest of Europe................................      60,159                      60,159         46420
North America.................................      68,404                      68,404         58982
Rest of the world.............................      14,941                      14,941          8880
                                                  --------       --------     --------      --------
Eliminations..................................                    (41,250)     (41,250)       (58298)
                                                  --------       --------     --------      --------
                                                  E226,728       E     --     E 226728      E 271298
                                                  ========       ========     ========      ========

 5. ALLOCATION OF NET INCOME AT DECEMBER 31, 1999

     The company did not pay any dividends for the 3 year period ended December 31, 1999. The net income for these three years may be allocated to unrestricted retained earnings.

 6. SIGNIFICANT POST YEAR-END EVENTS AND LITIGATION

     In January 2000, the Company effected a two-for-one stock split of its ordinary shares and American depositary shares. All share and per share information have been adjusted to reflect this change.

     On September 9, 1999, the Company executed a Memorandum of Understanding with Brio Technology Inc. (Brio) in settlement of pending patent litigation. As part of the settlement, the Company dismissed its pending lawsuit against Brio involving patent number 5,555,403 and Brio dismissed its pending lawsuit against the Company involving patent number 5,915,257 and agreed to pay the Company $10.0 million payable quarterly in $1.0 million payments beginning September 30, 1999. Due to the inherent uncertainties with respect to Brio making the remaining quarterly payments on the settlement, the Company deferred the gain on the settlement and is recognizing it under the cost-recovery method. Under the cost-recovery method, no gain is recognized until cash payments by Brio exceed the legal expenses incurred by the Company.

 7. CHANGE IN ACCOUNTING PRINCIPLES


     In order to conform French and US accounting principles, the Company has modified the timing of recognition of certain capital increases triggered by the exercise of employee stock options and warrants for French reporting purposes. Effective January 1, 1999, capital increases are effective from the notice of exercise of the options or the warrants. The cumulative effect of this modification is a an increase in capital of E8.7 million from January 1, 1999 to December 31, 1999 resulting from the exercise of 961,397 stock options in 1999. Under the Company's old method, this capital increase would not have been booked for French reporting purposes until the fiscal year 2000.

                             BUSINESS OBJECTS S.A.

                    UNCONSOLIDATED BALANCE SHEET (IN EUROS)

                                     ASSETS

                                                          31-DEC-99                    31-DEC-98
                                             GROSS       PROVISIONS        NET            NET
                                          ------------   -----------   ------------   -----------
Intangible fixed assets.................  E  2,360,321   E(1,364,842)  E    995,479   E 1,028,124
Tangible fixed assets...................     9,222,431    (4,222,473)     4,999,959     4,138,216
Equity in subsidiaries..................    21,766,719                   21,766,719    14,964,842
Loans to subsidiaries...................     1,513,554                    1,513,554       768,909
Deposits................................       219,258                      219,258       108,275
                                          ------------   -----------   ------------   -----------
          TOTAL LONG TERM ASSETS........    35,082,283    (5,587,315)    29,494,969    21,008,365
Inventory...............................       563,184      (174,373)       388,811       203,777
Prepaid expenses........................     2,301,505                    2,301,505       873,014
Trade accounts receivable...............    29,601,096      (420,494)    29,180,602    21,043,217
Other accounts receivable...............     2,294,884                    2,294,884     1,452,562
Marketable Securities...................   108,434,770                  108,434,770    19,768,773
Cash & Cash equivalents.................     6,355,730                    6,355,730     6,011,859
                                          ------------   -----------   ------------   -----------
          TOTAL CURRENT ASSETS..........   149,551,168      (594,866)   148,956,302    49,353,201
Unrealized exchange losses..............       299,679                      299,679        63,669
                                          ------------   -----------   ------------   -----------
          TOTAL ASSETS..................   184,933,130    (6,182,181)   178,750,949    70,425,234

                          LIABILITIES & SHAREHOLDERS' EQUITY
                                                                31-DEC-99    31-DEC-98
                                                              -----------   ----------
Capital stock, par value....................................    2,921,872    2,581,942
Paid-in capital.............................................  109,754,750   27,414,821
Legal reserves..............................................      263,058      255,774
Change differential, Euro translation.......................       47,574
Prior years' retained earnings..............................   16,124,902   13,382,280
current year net income.....................................    7,916,309    2,749,905
Investment grant
                                                              -----------   ----------
          TOTAL SHAREHOLDERS' EQUITY........................  137,028,465   46,384,723
Conditional loans Contingency and loss provisions...........    1,273,108      497,814
Bank overdrafts.............................................       12,366    2,434,261
Accounts payable............................................   22,320,613    7,879,000
Accrued wages and taxes.....................................   12,092,801    9,027,549
Other payables..............................................      200,696      269,465
                                                              -----------   ----------
          TOTAL LIABILITIES.................................   35,899,584   20,108,090
Deferred revenue............................................    5,442,027    3,869,469
Unrealized exchange gains...................................      380,873       62,953
                                                              -----------   ----------
          TOTAL LIABILITIES & SHAREHOLDERS' EQUITY..........  178,750,949   70,425,234

                             BUSINESS OBJECTS S.A.

                     UNCONSOLIDATED STATEMENT OF OPERATIONS
                                   (IN EURO)

                                                               31-DEC-99       31-DEC-98
                                                              ------------    ------------
Manuals and packages........................................  E    539,139    E    690,108
Product revenues............................................    81,094,244      54,651,416
                                                              ------------    ------------
TOTAL PRODUCT REVENUES......................................    81,633,383      55,341,524
Other revenue...............................................     6,129,599       4,269,625
                                                              ============    ============
TOTAL OPERATING REVENUE.....................................    87,762,982      59,611,149
Purchases of goods for resale...............................    (1,010,399)       (814,404)
Change in inventory.........................................       196,143         (79,529)
Other outside purchases.....................................   (38,015,866)    (25,615,852)
Taxes.......................................................    (1,461,974)       (955,024)
Salaries....................................................   (21,218,000)    (16,375,260)
Social charges..............................................   (11,356,470)     (9,006,453)
Depreciation & amortization.................................    (1,998,221)     (1,545,156)
Reserves against current assets.............................      (301,486)       (225,728)
Other expenses..............................................    (1,884,577)       (418,609)
                                                              ============    ============
TOTAL OPERATING EXPENSES....................................   (77,050,850)    (55,036,016)
                                                              ------------    ------------
OPERATING INCOME............................................    10,712,132       4,575,132
Interest income.............................................     1,281,885         989,975
Exchange rate gains.........................................     2,734,128       1,767,057
                                                              ------------    ------------
FINANCIAL REVENUES..........................................     4,016,013       2,757,032
Reserve for exchange rate losses............................      (714,880)       (378,636)
Interest expense............................................        (4,853)        (14,284)
Exchange rate losses........................................    (1,642,837)     (1,103,640)
Bank fees
                                                              ------------    ------------
FINANCIAL EXPENSES..........................................    (2,362,570)     (1,496,560)
                                                              ============    ============
INCOME FROM FINANCIAL ACTIVITIES............................     1,653,443       1,260,472
INCOME BEFORE TAX AND EXCEPTIONAL ITEMS.....................    12,365,575       5,835,604
Exceptional income..........................................     3,038,895         611,935
Exceptional expenses........................................    (1,953,913)        (74,918)
                                                              ------------    ------------
NET EXCEPTIONAL INCOME (EXPENSE)............................     1,084,982         537,018
Profit sharing..............................................    (2,464,192)     (2,038,244)
                                                              ------------    ------------
NET INCOME BEFORE TAX.......................................    10,986,364       4,334,378
Income tax benefit (provision)..............................    (3,070,055)     (1,584,472)
                                                              ------------    ------------
NET INCOME..................................................     7,916,309       2,749,905

                             BUSINESS OBJECTS S.A.

            FIVE YEAR SUMMARY FINANCIAL INFORMATION (UNCONSOLIDATED)
                                   (IN EUROS)

                                   1995          1996          1997          1998          1999
                                -----------   -----------   -----------   -----------   -----------
1. CAPITAL AT YEAR-END
Capital stock, par value......  E 2,390,044   E 2,465,636   E 2,514,234   E 2,581,942   E 2,921,872
Number of ordinary shares
  issued......................   15,677,662    16,173,513    16,492,297    16,936,427    19,479,145
Number of preferred shares
  Maximum number of shares to
  be created in the future by
  conversion of bonds by
  exercise of subscription
  rights......................    1,825,221     1,993,101     2,534,628     3,171,783     5,651,418(1)
2. OPERATIONS AND INCOME FOR
  THE YEAR
Total product revenues........   25,557,249    34,734,776    40,760,448    55,341,524    81,633,383
Income before taxes, profit
  sharing, depreciation
  expense and provision.......    8,690,879     5,683,236     4,450,018     7,661,776    16,237,574
Income tax benefit
  (provision).................   (2,277,384)   (1,531,367)   (1,162,523)   (1,584,472)   (3,070,055)
Required profit sharing.......      961,479       527,602       673,150     2,038,244     2,464,192
Income after taxes, profit
  sharing, depreciation
  expense and provision.......    4,547,530     3,111,928     1,388,182     2,749,905     7,916,309
Dividends distributed
3. INCOME PER ISSUED SHARE
Income after taxes and profit
  sharing but before
  depreciation expense and
  provision...................         0.35          0.22          0.16          0.24          0.55
Income after taxes, profit
  sharing, depreciation
  expense and provision.......         0.29          0.19          0.08          0.16          0.41
Dividends distributed per
  share
4. PERSONNEL
Average number of employees...          157           215           303           340           465
Total payroll and social
  charges.....................    7,696,802    10,651,023    13,508,387    16,375,260    21,218,000
Total social benefits.........    3,464,213     4,833,935     6,343,430     9,006,453    11,356,470

---------------
(1) Taking into account, as of 12/31/1999, the two-for-one stock split effected on January 20, 2000.

                   TEXT OF RESOLUTIONS SUBMITTED FOR APPROVAL

FIRST RESOLUTION

     This Resolution is to approve the Company's financial statements (unconsolidated) for the 1999 fiscal year:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

     WHEREAS, this general meeting has acknowledged the annual management report of the Board of Directors on the activity and the situation of the Company during the fiscal year ended December 31, 1999, as well as the annual report of the statutory auditors on the performance of their duties during this fiscal year,

     RESOLVED, that the financial statements of the fiscal year ended December 31, 1999, as they have been presented, the expenses referred to in article 39-4 of the French Tax Code amounting to E70,274.88 as well as the transactions indicated in the above-mentioned financial statements and summarized in the above-mentioned reports are approved hereby.

SECOND RESOLUTION

     This Resolution is to allocate the profits for the 1999 fiscal year:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

     WHEREAS, it has been noted that the profits for the fiscal year ended December 31, 1999 amount to E7,916,309.38

     RESOLVED, that the above-mentioned profits be allocated:

     - up to the limit of E29,129.67, to the legal reserve which will amount, after allocation, to E292,187.17.


     - the balance of E7,887,179.70, to be carried forward to retained earnings, which will amount after allocation to E24,012,081.90.


     Pursuant to the law, it is reminded hereby that no dividends were distributed with respect to the last three fiscal years.

THIRD RESOLUTION

     This Resolution is to approve the re-election of Mr. Bernard Liautaud as a
Director:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and noted that the term of office of Mr. Bernard Liautaud, Director, expires at the end of this general meeting,

     RESOLVED, that Mr. Bernard Liautaud is re-elected hereby for a period of three years expiring at the end of the ordinary general meeting which will deliberate upon the financial statements of the fiscal year ending December 31, 2002.

FOURTH RESOLUTION

     This Resolution is to approve the re-election of Mr. Philippe Claude as a
Director:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and noted that the term of office of Mr. Philippe Claude, Director, expires at the end of this general meeting,

     RESOLVED, that Mr. Philippe Claude is re-elected hereby for a period of three years expiring at the end of the ordinary general meeting which will deliberate upon the financial statements of the fiscal year ending December 31, 2002.

FIFTH RESOLUTION

     This Resolution is to ratify certain transactions in which Directors have an interest referred to in article 105 of the law n(LOGO)66-537 of July 24, 1966:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

     WHEREAS, this general meeting has acknowledged the special report of the statutory auditors on the transactions referred to in article 105 of the law n(LOGO)66-537 of July 24, 1966 on commercial companies,

     ACKNOWLEDGED that during the 1996 financial year Business Objects S.A. agreed to be jointly and severally liable for the obligations of Business Objects (U.K.) Ltd., under the Lease Agreement without the prior approval of the Board of Directors.


     RESOLVED, to ratify, pursuant to article 105 of the law n(LOGO)66-537 of July 24, 1966 on commercial companies, the above transaction, it being specified that the directors having an interest in such transaction were excluded from the vote.


SIXTH RESOLUTION

     This Resolution is to approve certain transactions in which Directors have an interest referred to in article 101 of the law n(LOGO)66-537 of July 24, 1966:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

     WHEREAS, this general meeting has acknowledged the special report of the statutory auditors on the transactions referred to in article 101 of the law n(LOGO)66-537 of July 24, 1966 on commercial companies,

     APPROVED said report and the transactions concluded during the 1999 financial year described in that report and related to the alterations to the Lease Agreement of Business Objects (U.K.) Ltd. for miscellaneous works, it being specified that each of these transactions was subject to a distinct vote and that directors having an interest in such transaction were excluded from such votes.

SEVENTH RESOLUTION

     This Resolution is to authorize the Board of Directors to repurchase shares of the Company:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for ordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the prospectus (note d'information) approved by the French Commission des Operations de Bourse,


     Pursuant to the provisions of Article 217-2 and following the law n(LOGO)66-537 of July 24, 1966,


     RESOLVED to authorize the Board of Directors to purchase up to 1,000,000 shares of the Company of E0.10 par value each, at a price per share not to exceed E100 or the US dollar equivalent for shares represented by American Depositary Shares, excluding expenses and commissions,

     RESOLVED FURTHER that the powers delegated to the Board of Directors by this Resolution may be used by the Board of Directors with respect to all shares held in treasury, including the ones purchased prior to the admission of the shares of the Company on a regulated market within the meaning of French law n(LOGO)98-546 of July 2, 1998,

     RESOLVED FURTHER that the Board of Directors may effect the purchase, sale or transfer of shares of the Company by any means including, in particular, through block trades,


     RESOLVED FURTHER that repurchased shares may be used, among other things,
(i) to use excess cash balances, (ii) to provide for shares in the context of the implementation of employee stock purchase plans, (iii) as consideration in the context of an acquisition or exchange, (iv) or to minimize the dilution effect of a securities issuance.



     This authorization voids and replaces the prior authorization to repurchase the Company's shares granted according to the Second Resolution of the Special Meeting of Shareholders held on January 7, 2000 and shall remain valid until July 7, 2001, it being specified that treasury shares may be cancelled pursuant to the Fifth Resolution of the said shareholders' meeting.


EIGHTH RESOLUTION

     This Resolution is to deliberate on the issue price of shares reserved for issuance at the shareholders' meeting held on May 4, 1999 under the Employee Savings Plan:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

     RESOLVED, in accordance with article 186-3 third paragraph of the law n(LOGO)66-537 of July 24, 1966, not to change the price setting conditions of the shares approved by the shareholders' meeting of May 4, 1999 and reserved for issuance under the Employee Savings Plan, except that the issue price of a share will be determined in euros, based on the closing sales price for one share (or the closing bid, if no sales were registered) as quoted on the Premier Marche of ParisBourse(SBF) S.A.

NINTH RESOLUTION

     This Resolution is to authorize a capital increase of 75,000 Ordinary Shares to be reserved for subscription to employees of the Company under the French Employee Savings Plan, to cancel shareholders' preferential subscription right to such shares and to authorize the Board of Directors to carry out the issuance of such shares:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

     RESOLVED, that the share capital is to be increased by way of issuance of 75,000 shares of E0.10 nominal value each, payable upon subscription in cash or by way of satisfaction of indebtedness, the subscription of which being reserved to the employees of the Company who adhere or will adhere to the Employee Savings Plan.

     RESOLVED FURTHER, that the issue price of one share will be the higher of:

          (i) eighty percent (80%) of the average of the closing sales prices for one share as quoted on the Premier Marche of ParisBourse(SBF) S.A. on the twenty days of quotation preceding the day of the decision of the Board of Directors called to set the opening date for subscription, or

          (ii) eighty five (85%) of the closing sale price for one share (or the closing bid, if no sales were registered) as quoted on the above referenced market on the last trading day preceding the day of the decision of the Board of Directors called to set the opening date for subscription;

     RESOLVED FURTHER, that the preferential subscription right of the shareholders pursuant to article 183 of the law n(LOGO)66-537 of July 24, 1966 relating to commercial companies be canceled and that the subscription of the new shares to be issued be reserved for the employees of the Company who adhere or will adhere to the Employee Savings Plan.

     RESOLVED FURTHER, that the new shares will be subject to all provisions of the Statuts, and will entitle the holder thereof to the rights attached to existing shares.

     RESOLVED FURTHER, to give to the Board of Directors all powers, within the limits setout above, in order, at once or severally:


          - to set, subject to the law and the terms of this shareholders' Resolution, the dates of subscription and the conditions under which the subscribed shares will be paid and issued,


          - to carry out, by himself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the Resolution hereof,

          - to modify the Statuts accordingly, and in general, to carry out all formalities that are necessary to implement this resolution.

     This authorization is granted for a period of two years from the date of this meeting.

TENTH RESOLUTION

     This Resolution is to deliberate on the issue price of shares reserved for issuance at the May 4, 1999 shareholders' meeting under the 1995 International Stock Purchase Plan:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,


     RESOLVED, in accordance with article 186-3 third paragraph of the law n(LOGO)66-537 of July 24, 1966, that the issue price of the shares approved by the shareholders' meeting of May 4, 1999 and reserved for issuance under the 1995 International Employee Stock Purchase Plan shall be no less than eighty-five percent (85%) of the lowest closing sale price for one share (or the closing bid if no sales were registered) as quoted on the Premier Marche of ParisBourse(SBF) S.A. on the last trading day prior to the first day of the offering period and on the last trading day of the offering period, as reported in La Tribune, or such other source the Board will deem reliable.


ELEVENTH RESOLUTION


     This Resolution is to authorize the issuance of 200,000 Ordinary Shares under the 1995 International Stock Purchase Plan, to cancel the shareholders' preferential right to such shares, and to authorize the Board of Directors to fix the terms and conditions of the subscription for such shares and to take all appropriate actions with respect to the same:


     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors and has noted that the share capital has been fully paid-up,

     RESOLVED that the share capital is to be increased once or more than once by way of issuance of a maximum of 200,000 shares of E0.10 nominal value each, payable upon subscription in cash or by way of satisfaction of indebtedness, the subscription being reserved to Business Objects S.A. Employee Benefits Trust.


     RESOLVED FURTHER, that the issue price of one share, will be no less than eighty five percent (85%) of the lowest closing sale price for such share (or the closing bid, if no sales were registered) as quoted on the Premier Marche of ParisBourse(SBF) S.A. on the last trading day prior to the first day of the offering period and on the last trading day of the offering period, as reported in La Tribune, or such other source the Board will deem reliable;


     RESOLVED FURTHER, that the new shares will be subject to all provisions of the Statuts and will entitle the holder thereof to the rights attached to the existing shares;


     RESOLVED FURTHER, that the preferential right of subscription granted to the shareholders pursuant to article 183 of the law n(LOGO)66-537 of July 24, 1966 relating to commercial companies is canceled and that the subscription of the 200,000 new shares to be issued is reserved to Business Objects S.A. Employee Benefits Trust.

     RESOLVED FURTHER, that the Board of Directors is authorized to, once or more than once:

     - fix the amount(s) of the increase(s) of the share capital, the dates of offering periods, the terms and the conditions of the subscription and the issue within the limits decided by this Resolution, it being specified that the shares, the issue of which will have been resolved by the Board of Directors, must be issued, at the latest, within two years from the date of this meeting,

     - collect the subscriptions for the new shares and the payments related thereto,

     - proceed to the anticipated closing date of the subscriptions or to the extension of its deadline, if applicable,

     - obtain from the funds depository the certificate attesting that the capital increase has been fully paid-up,

     - proceed with the withdrawal of funds after accomplishment of the capital increase,

     - carry out, directly or by proxy, all acts and formalities in view of finalizing the share capital increase which has been decided upon in this Resolution,

     - amend the Statuts as a result of the share capital increase and, in general, to take all necessary steps in that respect.

TWELFTH RESOLUTION

     This Resolution is to authorize the granting of options by the Board of Directors under the 1999 Stock Option Plan corresponding to 3,000,000 Ordinary Shares reserved for subscription or purchase to employees of the group thereunder, to cancel shareholders' preferential subscription right to shares issued as a result of exercise of the options, and to empower the Board of Directors to grant options and carry out the issuance of the shares:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,


     RESOLVED, in accordance with articles 208-1 to 208-8 of the law n(LOGO)66-537 of July 24, 1966 and subject to the provisions of the 1999 Option Plan as approved at this meeting, that the Board of Directors is authorized to grant, once or severally, to employees and legal representatives of the Company and its affiliates options to subscribe for or purchase 3,000,000 ordinary shares of the Company of E0.10 nominal value each,


     RESOLVED FURTHER, that this authorization is granted for a period expiring on May 4, 2004,

     RESOLVED FURTHER, that the issue or purchase price of one share subject to an option shall be determined by the Board of Directors on the date of grant of the option in accordance with the following:

          (a) In the case of an Incentive Stock Option granted to a beneficiary subject to the laws of the U.S. who, at the time the option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any parent or subsidiary, to the extent such beneficiary is permitted by the law to receive option grants, the per share exercise price shall be calculated in euros and no less than the higher of (i) 110% of the closing sale price reported on the Premier Marche of ParisBourse(SBF) S.A. on the last trading day preceding the grant date, or (ii) 80% of the average closing sales prices reported on such market over the twenty trading days preceding the grant date; as reported in La Tribune or such other source as the Board of Directors deems reliable.



          (b) In the case of an Incentive Stock Option or Non-Statutory Stock Option granted to any beneficiary other than a beneficiary described in paragraph (a) above, the per share exercise price shall be calculated in euros and no less than the higher of (i) 100% of the closing sale price on the Premier Marche of ParisBourse(SBF) S.A on the last trading day preceding the grant date, or (ii) 80% of the average closing sales prices reported on such market over the twenty trading days preceding the grant date; as reported in La Tribune or such other source as the Board of Directors deems reliable.


     It being specified that, when an option entitles the holder to purchase shares previously repurchased by the Company, the exercise price, notwithstanding the above provisions and in accordance with applicable law, may not be less than eighty (80%) of the average purchase price paid for all shares previously repurchased by the Company.

     For purposes of this Resolution, Incentive Stock Option shall mean an option intended to qualify as an incentive stock option under section 422 of the United States Internal Revenue Code of 1986, as amended, and Non-Statutory Stock Option shall mean an option which does not qualify as an Incentive Stock Option.

     RESOLVED FURTHER, that the issue price determined in accordance with the above may not be changed during the term of the option, except upon the occurrence of changes in capitalization as defined in article 208-5 of the law n(LOGO)66-537 of July 24, 1966. In this latter case, the Board of Directors shall adjust the option price and the number of shares subject to the option in accordance with the laws then in effect in order to reflect the change in capitalization, and may also decide to suspend the exercisability of the options.

     RESOLVED FURTHER, that the term of the options shall be ten years from the date of grant; provided, however, that the Board of Directors is authorized to provide for a shorter term for optionees residing in a certain country, if required or advantageous under the laws of such country.

     RESOLVED FURTHER, that new shares issued will be subject to all provisions of the Statuts and will entitle the holder thereof to the rights attached to the existing shares.

     RESOLVED FURTHER, that the Board of Directors is authorized:

     - to set the dates of grant, set the terms and conditions under which the options are granted and exercisable, and set the exercise price, including henceforth the power to determine the purchase price for shares held as treasury stock within the limits provided by the law relating to commercial companies and by this Resolution,


     - to carry out, by itself or through an agent, all acts and formalities in order to finalize the capital increases that could be carried out pursuant to the authorization of the Resolution hereof, and to modify the Statuts accordingly, and in general, carry out all formalities that are necessary to implement this Resolution,


     - to repurchase shares in accordance with the terms of article 217-1 of the law n(LOGO)66-537 of July 24, 1966, including through the purchase and cancellation of Ordinary Shares to satisfy options to purchase shares.


     Pursuant to this authorization, shareholders expressly waive their preferential right to subscribe for the shares that will be issued as a result of the exercise of the options.


THIRTEENTH RESOLUTION

     This Resolution is to delegate to the Board of Directors powers to issue securities of the Company giving immediate or deferred access to the share capital of the Company with preferential subscription rights:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

     Pursuant to the provisions of Article 180 III of the law n(LOGO)66-537 of July 24, 1966:

     RESOLVED, to delegate to the Board of Directors full authority to issue various securities with preferential subscription rights, in one or more offerings, in France and/or abroad, either in French Francs or a foreign currency, the Euro or any other accounting unit established with reference to a group of currencies, it being specified that the Chairman of the Board may be delegated all powers deemed necessary to carry out the share capital increase.


     RESOLVED FURTHER that the nominal value of the share capital increases which may be carried out, either immediately or in the future, by virtue of this delegation shall not exceed E1,000,000 or the exchange value of this sum, with the understanding that this amount does not take into account adjustments which may be made in compliance with current legislation to protect the rights of security holders.


     RESOLVED FURTHER that the Board of Directors may issue

          a) shares;

          b) all securities, subordinated or not in the case of debentures, which entitle the bearer, whether at any time, on a determined date or during defined periods, through subscription, conversion, exchange, redemption, presentation of a warrant or in any other manner, to securities which represent a portion of the share capital of the Company, and which may take any of the forms mentioned in articles 194-1 to 208 or 339-1 of the law n(LOGO) 66-537 of July 24, 1966;


          c) unattached warrants entitling their holders to subscribe for securities representing a portion of the share capital of the Company. These warrants may be distributed at no cost or for consideration.


     RESOLVED FURTHER that, for preferred shares and investment certificates, the nominal value that may be issued by virtue of this delegation shall not exceed E1.

     RESOLVED FURTHER that, for the securities referred to in section b) above, the nominal value of the debt securities that may be issued by virtue of this delegation shall not exceed E500,000 on the date of issue.


     RESOLVED that shareholders may exercise, under the terms and conditions provided for by current legislation, their preferential subscription right for new shares. Furthermore, the Board of Directors may grant shareholders the right to purchase an additional number of shares than that to which they are entitled as of right, in proportion to their subscription rights and limited to the number of shares requested.


     RESOLVED FURTHER that the Board of Directors may decide that the un-subscribed balance of the share capital increase be distributed totally or partially at its discretion, or offered to the public totally or partially, or that the amount of the capital increase be restricted to the number of subscriptions received provided that the legal requirements are met, it being stipulated that the Board of Directors may, at its discretion, and in the order it shall deem appropriate, exercise all of the rights listed above or only some of them.

     This decision automatically entails a waiver by the shareholders of their preferential subscription rights with respect to other securities to which these securities entitle them, in favor of the holders of the securities mentioned in
b) above issued by virtue of this delegation other than convertible bonds.

     RESOLVED FURTHER to waive the preferential subscription rights with respect to shares issued upon conversion of convertible bonds and securities to which the warrants referred to in section c) above may entitle their holders.

     RESOLVED to grant full authority to the Board of Directors to determine the form and characteristics of the securities to be created, as well as the dates and terms and conditions of the issue, to set the amount to be issued, to set, even retroactively, the issuance date, to determine, as required the appropriate means for protecting the rights of holders of securities providing access to the share capital of the Company and, with the understanding that in any event, the sum paid or which may later be paid to the Company for each of the shares issued or to be issued by virtue of this Resolution, must be at least equal to the par value of the shares.

     In the event of securities being issued entitling their bearers to an allotment of securities which represent a portion of the share capital of the Company upon presentation of a warrant, the Board of Directors shall be granted full authority to determine the terms and conditions according to which the Company may purchase said warrants, at any time or within defined periods, in view of their cancellation.

     RESOLVED that the Board of Directors may at its sole discretion:

     - impute to the paid-in capital all expenses, taxes and fees incurred for the issuance of the shares, and affect to the legal reserve the necessary funds up to one-tenth of the new share capital pursuant to the capital increase,

     - take all action necessary for the listing of the securities issued, and more generally,

     - take all measures deemed necessary in furtherance of the proposed issue, to record the resulting increase in share capital and to amend the Statuts accordingly.


     This delegation is granted for a period of twenty-six months starting from this general meeting.


FOURTEENTH RESOLUTION

     This Resolution is to delegate to the Board of Directors powers to issue securities of the Company giving immediate or deferred access to the share capital of the Company without preferential subscription right:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

     Pursuant to the provisions of Article 180 III of the law n(LOGO) 66-537 of July 24, 1966,

     RESOLVED to delegate to the Board of Directors full authority to issue securities with preferential subscription rights waived, in one or more offerings, in France and/or abroad whether in French Francs or a foreign currency, the Euro or any other accounting unit established with reference to a group of currencies, it being specified that the Chairman of the Board may be delegated all powers deemed necessary to carry out the share capital increase.

     RESOLVED FURTHER that the nominal value of the share capital increases which may be carried out, either immediately or in the future, by virtue of this delegation shall not exceed E1,000,000 or the exchange value of this sum, with any use of this delegation being imputed to the E1,000,000 ceiling set in the Thirteenth Resolution here above, with the understanding that this ceiling does not take into account adjustments which may be made in compliance with legislation then in effect to protect the rights of holders of securities giving access to a portion of the share capital of the Company.

     RESOLVED FURTHER that, for preferred shares and investment certificates, the nominal value that may be issued by virtue of this delegation shall not exceed E1.

     RESOLVED FURTHER that, with respect to the securities mentioned in b) here below, the principal amount of the debt securities which may be issued by virtue of this delegation shall not exceed E500,000 on the date of issue, it being stipulated that any use of this delegation shall be imputed to the E500,000 ceiling set for such securities in the Thirteenth Resolution above.

     RESOLVED FURTHER that the Board of Directors may issue:

          a) shares;

          b) all securities, subordinated or not in the case of debentures, which entitle the bearer, whether at any time, on a determined date or during defined periods, through subscription, conversion, exchange, redemption, presentation of a warrant or in any other manner, to securities which represent a portion of the share capital of the Company, and which may take any of the forms mentioned in articles 194-1 to 208 or 339-1 of the law n(LOGO)66-537 of July 24, 1966;

          c) unattached warrants entitling their holders to subscribe for securities which represent a portion of the share capital of the Company; these warrants may be distributed at no cost or for a consideration.

     RESOLVED FURTHER, that any sum paid or to be paid to the Company in consideration for each of the shares issued or to be issued through the exercise of rights attached to securities shall be determined in accordance with article 186-1 (2(LOGO)) of the law n(LOGO)66-537 of July 24, 1966 and shall be at least equal to the average of the closing sale prices for the Company's shares on the Premier Marche of ParisBourse(SBF) S.A. for a consecutive period of ten days chosen from among the twenty trading days preceding the issue of said securities.

     RESOLVED FURTHER, to waive the preferential right of subscription to the securities referred to in a), b) and c) above.

     This decision automatically entails a waiver by the shareholders of their preferential subscription right with respect to other securities to which these securities entitle them, in favor of the holders of the securities mentioned in
b) hereabove issued by virtue of this delegation other than convertible bonds.

     For issues on the Premier Marche of ParisBourse(SBF) S.A. or a foreign exchange market, the Board of Directors may implement a priority right to the benefit of shareholders, for a period and under terms to be determined by the Board of Directors, entitling such shareholders to subscribe for securities referred to in a), b), and c) above, in proportion to the number of shares held by each shareholder, it being specified that the priority right shall not entail the creation of transferable rights. Securities not subscribed for by shareholders shall be offered to the public. The priority right shall be exercisable, as the Board of Directors deems advisable, in respect of non-reducible subscription rights or reducible excess subscription rights.

     RESOLVED FURTHER to waive the preferential subscription right with respect to shares issued upon conversion of convertible bonds and securities to which the warrants referred to in section c) above may entitle holders.

     RESOLVED to grant full authority to the Board of Directors to determine the form and characteristics of the securities to be created, as well as the dates and terms and conditions of the issue, to set the amounts to be issued, to set, even retroactively, the issuance date to determine, as required, the appropriate means for protecting the rights of holders of securities providing access to the share capital of the Company, it being stipulated that in the event of an issue of shares with stock warrants, the issue price of ordinary or priority shares issued or issuable upon presentation of said warrants shall be determined in accordance with article 186-1 (2(LOGO)) of the law n(LOGO)66-537 of July 24, 1966 and shall be at least equal to the average of the closing sale prices for the Company's Ordinary Shares on the Premier Marche o ParisBourse(SBF) S.A. during the ten trading days which precede the date of issuance, after adjustment of this average to account for the date from which dividends are earned.

     In the event of securities being issued entitling their bearers to an allotment of securities which represent a portion of the share capital of the Company upon presentation of a warrant, the Board of Directors shall be granted full authority to determine the terms and conditions according to which the Company may purchase said warrants, at any time or within defined periods, in view of their cancellation.

     RESOLVED that the Board of Directors may:

     - at its sole initiative and if it deems appropriate, impute all expenses, taxes and fees incurred in relation to the issue to the total amount of the corresponding issue premium, and draw from this amount the sums necessary to bring the legal reserve to one-tenth of the new total share capital subsequent to each issue;

     - take all action necessary to the listing of the securities to be issued and, more generally;

     - take all measures, conclude all agreements and undertake all formalities necessary to ensure the outcome of the proposed issue, to record the resulting increase in share capital and to amend the articles of incorporation and bylaws accordingly.

     This delegation is granted for a period of twenty six months starting from this general meeting.

FIFTEENTH RESOLUTION

     This Resolution is to delegate to the Board of Directors powers to issue shares of the Company as a result of the issuance of various composite securities by subsidiaries of the Company:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

     Pursuant to the provisions of article 339-3 of the law n(LOGO)66-537 of July 24, 1966:

     RESOLVED to delegate to the Board of Directors full authority to issue shares to be subscribed for upon presentation of the warrants mentioned in a) or
c) below and shares to which bearers of the securities mentioned in b) below are entitled, in one or more offerings, either in French Francs or a foreign currency, the Euro or any other accounting unit established with reference to a group of currencies in France or abroad, in connection with the issuance of securities by companies in which the Company holds, directly or indirectly, more than half of the share capital, provided that the agreement of said companies is obtained.

     RESOLVED FURTHER that the total amount of the shares issued by virtue of this delegation shall not exceed E1,000,000 taking into account adjustments which may be made as provided by law, with any use of this delegation being imputed to the maximum ceiling increases set in the Thirteenth Resolution.

     RESOLVED FURTHER that the Board of Directors may issue shares resulting from the issue of:

          a) bonds with warrants attached to subscribe for Company shares,

          b) all other securities, subordinated or not in the case of debentures, which entitle the bearer whether at any time on a determined date or during defined periods, through subscription, conversion, exchange, redemption, presentation of a warrant or in any other manner, to shares of the Company,

          c) unattached warrants entitling their holders to subscribe for shares of the Company, these warrants may be distributed at no cost or for a consideration.

     In any event, any sum paid or to be paid to the Company in consideration for each of the shares issued through the exercise of rights attached to securities mentioned in a), b), and c), shall be determined in accordance with article 186-1 (2(LOGO)) of the law n(LOGO)66-537 of July 24, 1966, and shall be at least equal to the average of the closing sale prices for the Company's Ordinary Shares on the Premier Marche of ParisBoure(SBF) S.A. during the ten trading days preceding the date of issuance.

     This decision automatically entails a waiver by the shareholders of their preferential subscription rights with respect to the shares of the Company underlying the securities mentioned in a) and b) above, excluding convertible bonds.

     Furthermore, the shareholders hereby resolve to waive the preferential subscription rights with respect to the shares of the Company underlying the convertible bonds and the warrants mentioned in b) and c) above.

     RESOLVED FURTHER to grant full authority to the Board of Directors:

     - to carry out this authorization in conjunction with executive or general management of the issuing subsidiaries, in particular, to determine the date from which dividends are earned, even retroactively,

     - to conclude any agreements to ensure the successful outcome of the projected issues, in compliance with laws and regulation in force and, more generally,

     - to undertake all steps and formalities required to carry out a capital increase subsequent to the projected transactions and to amend the Statuts accordingly.

     This delegation is granted for a period of twenty-four months starting from this meeting.

SIXTEENTH RESOLUTION

     This Resolution is to delegate to the Board of Directors powers to increase the share capital of the Company in the event of a tender or exchange offer for securities of the Company:

     WHEREAS, this general meeting has acted in accordance with the conditions of quorum and majority required for extraordinary general meetings,

     WHEREAS, this general meeting has acknowledged the report of the Board of Directors and the special report of the statutory auditors,

     RESOLVED to grant the Board of Directors full authority, including the power to delegate, in order to effect capital increases pursuant to the Thirteenth and Fourteenth Resolutions, during periods of tender or exchange offer on securities of the Company, which securities fall under the conditions set forth in article 193-1 of the law n(LOGO)66-537 of July 24, 1966.

     This delegation is granted for a period falling between the date of this meeting and the date of the shareholders' meeting called to approve the financial statements for the fiscal year ended December 31, 2000.

                                    CUT HERE
 -------------------------------------------------------------------------------

                                    ANNEX A

                             BUSINESS OBJECTS S.A.
                                SOCIETE ANONYME

                      WITH A SHARE CAPITAL OF E3,970,294.9

                      REGISTERED OFFICE : 1 SQUARE CHAPTAL
                             92300 LEVALLOIS-PERRET
                         R.C.S. NANTERRE B 379 821 994

                            ------------------------

                           ORDINARY AND EXTRAORDINARY
                GENERAL MEETING OF SHAREHOLDERS ON JUNE 5, 2000

                          REQUEST FOR INFORMATION FORM

     I, the undersigned, residing at  ,
holder of [           ] American Depositary Shares hereby request the sending of the documents and information concerning the mixed general meeting, as referred to in article 135 of the decree of March 23, 1967 on commercial companies.

     Executed in  ,

     On  .

REQUESTS OF INFORMATION ARE TO BE MAILED TO PARIBAS DIVISION EMETTEURS ET TITRISATION, SERVICE DES ASSEMBLEES, 3, RUE D'ANTIN, 75078 PARIS CEDEX 02, FRANCE, LOCAL TELEPHONE NUMBER (331) 01 42 98 09 70, FAX NUMBER (331) 1 42 98 65 17

    Documents to be returned to:

     -----------------------------------------------------------

     -----------------------------------------------------------

     -----------------------------------------------------------

Note: Pursuant to article 138 paragraph 3 of the decree of March 23, 1967, shareholders may, by single request, obtain from the Company the documents mentioned in article 135 of the said decree upon the occurrence of each subsequent general meeting of shareholders.

                                    ANNEX B

                              BUSINESS OBJECTS S.A.

                             1999 STOCK OPTION PLAN

                           AMENDED AS OF JUNE 5, 2000

        In conformity with the provisions of Articles 208-1 et. seq. of the Law as defined herein, Business Objects S.A. adopted a plan for the grant to Beneficiaries (defined below) of options giving rights to subscribe or purchase shares of the Company. In furtherance of such decision the board of directors has adopted the Business Objects S.A. 1999 Stock Option Plan which was approved by the shareholders of the Company on May 4, 1999.

        The terms and conditions of the Business Objects S.A. 1999 Stock Option Plan, as amended, are set out below.

1.      PURPOSES OF THE PLAN

        The purposes of this Stock Option Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Beneficiaries and to promote the success of the Company's business.

        Options granted under the Plan to U.S. Beneficiaries are intended to be Incentive Stock Options or Non-Statutory Stock Options, as determined by the Administrator at the time of grant of an Option, and shall comply in all respects with Applicable U.S. Laws in order that they may benefit from available fiscal advantages.

2.      DEFINITIONS

        As used herein, the following definitions shall apply:

        (a) "SHARE" means an ordinary share of the Company, as adjusted from time to time in accordance with Section 11 of the Plan.

        (b)   "DIRECTOR" means a member of the Board.

        (c) "ADR" means an American Depositary Receipt evidencing an American Depositary Share corresponding to one Share.

        (d) "SHAREHOLDER AUTHORIZATION" means the authorizations given by the shareholders of the Company in extraordinary general meetings held on May 4, 1999 and June 5, 2000 permitting the Board to grant Stock Options.

        (e) "OPTIONEE" means a Beneficiary who holds at least one outstanding Option.

        (f) "CHANGE IN CONTROL" shall mean, and shall be deemed to have occurred if:

              (i) any person or entity, other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company acting in such capacity or a corporation owned directly or indirectly by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company's then outstanding voting securities, or

              (ii) the shareholders of the Company approve a merger or consolidation of the Company with any other corporation other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation, or

              (iii) the shareholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of (in one transaction or a series of related transactions) all or substantially all of the Company's assets to an entity other than an Affiliated Company.

        (g) "CODE" means the United States Internal Revenue Code of 1986, as amended.

        (h)   "BOARD" means the board of directors of the Company.

        (i) "OPTION AGREEMENT" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

        (j) "NOTICE OF GRANT" means a written notice evidencing certain terms and conditions of an individual Option grant. The Notice of Grant is part of the Option Agreement.

        (k) "BENEFICIARY" means the Chief Executive Officer (President-Directeur General) and Managing directors (Directeurs generaux) and any Officers or other person employed by the Company or any Affiliated Company. Neither service as a Director nor payment of a director's fee by the Company or an Affiliated Company shall be sufficient to constitute "employment" by the Company or an Affiliated Company.

        (l) "U.S. BENEFICIARY" means a Beneficiary of the Company or an Affiliated Company residing in the United States or otherwise subject to United States' laws and regulations.

        (m) "EXCHANGE ACT" means the United States Securities Exchange Act of 1934, as amended.

        (n) "SUBSIDIARY" means a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

        (o) "ADMINISTRATOR" means the Board, as shall administer the Plan in accordance with Section 4 of the Plan, it being specified that pursuant to article 11.3 of the by-laws of the Company, any board member who is eligible to receive Options is prohibited from voting on decisions to grant Options if such board member is the Beneficiary of such Options;

        (p)   "DISABILITY" means total and permanent disability.

        (q) "INCENTIVE STOCK OPTION" means an Option granted only to U.S. Beneficiaries and intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (r) "LAW" means French law no. 66-537 dated July 24, 1966 concerning commercial companies.

        (s) "APPLICABLE U.S. LAWS" means the legal requirements relating to the administration of stock option plans under state corporate and securities laws and the Code in force in the United States of America.

        (t) "NON-STATUTORY STOCK OPTION" means an Option which does not qualify as an Incentive Stock Option.

        (u) "OFFICER" means a Beneficiary who is an officer of the Company or an Affiliated Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (v)   "OPTION" means a stock option granted pursuant to the Plan.

        (w)   "PLAN" means this 1999 Stock Option Plan, as amended.

        (x) "OPTION EXCHANGE PROGRAM" means a program whereby outstanding Options are surrendered in exchange for options with a lower exercise price.

        (y) "CONTINUOUS STATUS AS A BENEFICIARY" means that the employment relationship with the Company or any Affiliated Company is not interrupted or terminated. Continuous Status as a Beneficiary shall not be considered interrupted in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company or any Affiliated Company, or any successor. A leave of absence approved by the Company shall include sick leave, military leave, or any other personal leave. For purposes of U.S. Beneficiaries and Incentive Stock Options, no such leave may exceed ninety (90) days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including Company policies. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, on the 91st day of such leave any Incentive Stock Option held by a U.S. Beneficiary shall cease to be treated as an Incentive Stock Option and shall be treated for U.S. tax purposes as a Non-statutory Stock Option.

        (z) "COMPANY" means Business Objects S.A., a corporation organized under the laws of the Republic of France.

        (aa) "AFFILIATED COMPANY" means a company which conforms with the criteria set forth in Article 208-4 of the Law as follows:

              - companies of which at least one tenth (1/10) of the share capital or voting rights is held directly or indirectly by the Company;

              - companies which own directly or indirectly at least one tenth (1/10) of the share capital or voting rights of the Company; and

              - companies of which at least fifty percent (50%) of the share capital or voting rights is held directly or indirectly by a company which owns directly or indirectly at least fifty percent (50%) of the share capital or voting rights of the Company.

        (bb) "PARENT" means a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

        (cc) "FAIR MARKET VALUE" The Fair Market Value shall be the closing sale price in euros for such Share (or the closing bid, if no sales were reported) as quoted on the Premier Marche of Paris Bourse SBF S.A. on or such other Regulated Market on which the Shares are traded, on the last market trading day prior to the day of grant, as reported in La Tribune, or such other source as the Administrator deems reliable;

        (dd) "REGULATED MARKET" shall mean, as of any date, a stock exchange or system on which the Shares or ADRs are traded which is deemed to be a regulated market ("marche reglemente") under the law no. 98-546 of July 3, 1998, as amended.

3.      STOCK SUBJECT TO THE PLAN

        Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of Shares which may be optioned and issued under the Plan is 4,750,000 Shares.

        If an Option should expire or become unexercisable for any reason without having been exercised in full, the unsubscribed or unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan.

4.      ADMINISTRATION OF THE PLAN

4.1     PROCEDURE. The Plan shall be administered by the Administrator.

4.2 POWERS OF THE ADMINISTRATOR. Subject to the provisions of the Law, the Shareholder Authorization, the Plan and U.S. Applicable Laws, the Administrator shall have the authority, in its discretion:

        -   to determine the Fair Market Value of the Shares, in accordance with
            Section 2(cc) of the Plan;

        - to select the Beneficiaries to whom Options may be granted hereunder;

        - to determine whether and to what extent Options are granted hereunder;

        - to determine the number of Shares to be covered by each Option granted hereunder;

        -   to approve forms of agreement for use under the Plan;

        - to determine the terms and conditions, not inconsistent with the terms and conditions of the Plan, of any Options granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or the Shares relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

        - to construe and interpret the terms of the Plan and Options granted pursuant to the Plan;

        - to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

        - to modify or amend each Option (subject to Section 13.3 of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

        - to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Option previously granted by the Administrator;

        -   to decide and institute an Option Exchange Program;

        -   to determine the terms and restrictions applicable to Options; and

        - to make all other determinations deemed necessary or advisable for administering the Plan.

4.3 EFFECT OF ADMINISTRATOR'S DECISION. The Administrator's decisions, determinations and interpretations shall be final and binding on all Optionees.

5.      LIMITATIONS

5.1 In the case of U.S. Beneficiaries, each Option shall be designated in the Notice of Grant either as an Incentive Stock Option or as a Non-Statutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value:

        (i) of Shares subject to an Optionee's Incentive Stock Options granted by the Company or any Affiliated Company, which

        (ii) become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company)

        exceeds $100,000, such excess Options shall be treated as Non-statutory Stock Options. For purposes of this Section 5.1, Incentive Stock Options shall be taken into account in the order in which they were granted, and the Fair Market Value of the Shares shall be determined as of the time of the grant.

5.2 Neither the Plan nor any Option shall confer upon an Optionee any right with respect to continuing the Optionee's employment with the Company or any Affiliated Company, nor shall they interfere in any way with the Optionee's right or the Company's or Affiliated Company's right, as the case may be, to terminate such employment at any time, with or without cause.

5.3     The following limitations shall apply to grants of Options to
        Beneficiaries:

        (i) No Beneficiary shall be granted, in any fiscal year of the Company, Options to subscribe or purchase more than 150,000 Shares.

        (ii) Notwithstanding the foregoing, the Company may also make additional grants of up to 300,000 Shares to newly-hired Beneficiaries.

        (iii) The foregoing limitations shall be adjusted proportionately in connection with any change in the Company's capitalization as described in Section 11.

5.4 Other than as expressly provided hereunder, including Section 2 (k) above, no member of the Board of Directors shall be eligible to receive an Option under the Plan.

6.      TERM OF PLAN

        The Plan is effective and Options may be granted as of May 4, 1999, the date of the Plan's adoption by the shareholders. It shall continue in effect for a term of five (5) years unless terminated earlier under
        Section 13 of the Plan, so that Options may be granted hereunder until May 4, 2004.

7.      TERM OF OPTION

        The term of each Option shall be stated in the Notice of Grant, as ten
        (10) years from the date of grant in accordance with the Shareholder Authorization. Notwithstanding the foregoing, Options granted to Beneficiaries of the United Kingdom subsidiary of the Company or Beneficiaries who are otherwise residents of the United Kingdom or who are subject to the laws of the United Kingdom shall have a term of seven
        (7) years less one day from the date of grant.

8.      OPTION EXERCISE PRICE AND CONSIDERATION

8.1     EXERCISE PRICE

8.1.1 In the case of an Incentive Stock Option granted to a U.S. Beneficiary who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting rights of all classes of stock of the Company or any Parent or Subsidiary, to the extent such U.S. Beneficiary is permitted by the Law to receive Incentive Stock Option grants, the per Share exercise price shall be no less than the higher of (a) 110% of the Fair Market Value per Share or
        (b) 80% of the average Fair Market Values on the twenty trading days preceding the grant date.

8.1.2 In the case of an Option granted to any Beneficiary other than a U.S. Beneficiary described in paragraph (i) immediately above, the per Share exercise price shall be no less than the higher of (a) 100% of the Fair Market Value per Share, or (b) 80% of the average Fair Market Values on the twenty trading days preceding the grant date.

8.1.3 Notwithstanding the above, when an option entitles the holder to purchase shares previously repurchased by the Company, the exercise price, notwithstanding the above provisions and in accordance with the Law, may not be less than eighty (80%) of the average purchase price paid for all Shares or ADRs previously repurchased by the Company.

8.2 WAITING PERIOD AND EXERCISE DATES. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions which must be satisfied before the Option may be exercised. In so doing, the Administrator may specify that an Option may not be exercised until the completion of a service period.

8.3 FORM OF CONSIDERATION. The consideration to be paid for the Shares upon exercise of Options, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant) and shall consist entirely of an amount in French francs corresponding to the exercise price which may be paid either by:

        -   wire transfer;

        -   check;

        - delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or

        -   any combination of the foregoing methods of payment.

9.      EXERCISE OF OPTION

9.1     PROCEDURE FOR EXERCISE; RIGHTS AS A SHAREHOLDER

        Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. An Option may not be exercised for a fraction of a Share.

        An Option shall be deemed exercised when the Company receives: (i) written notice of exercise (in accordance with the Option Agreement) together with a share subscription or purchase form (bulletin d'achat ou de souscription) from the person entitled to exercise the Option, and
        (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee or, if requested by the Optionee, in the name of the Optionee and his or her spouse.

        Upon exercise of any Option in accordance herewith, the Shares issued to the Optionee shall be assimilated with all other Shares of the Company and shall be entitled to dividends for the fiscal year in course during which the Option is exercised.

        Granting of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available for purposes of the Plan, by the number of Shares as to which the Option is outstanding.

9.2 TERMINATION OF EMPLOYMENT. Upon termination of an Optionee's Continuous Status as a Beneficiary, other than upon the Optionee's death or Disability, the Optionee may exercise his or her Option, but only within such period of time as is specified in the Notice of Grant, and only to the extent that the Optionee was entitled to exercise it at the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). In the absence of a specified time in the Notice of Grant, the Option shall remain exercisable for ninety (90) days following the Optionee's termination of Continuous Status as a Beneficiary. In the case of an Incentive Stock Option, such period of time shall not exceed ninety (90) days from the date of termination. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercisable portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified by the Administrator, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

9.3 DISABILITY OF OPTIONEE. In the event that an Optionee's Continuous Status as a Beneficiary terminates as a result of the Optionee's Disability, the Optionee may exercise his or her Option at any time within six (6) months from the date of such termination, but only to the extent that the Optionee was entitled to exercise it at the date of such termination (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant). If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

9.4 DEATH OF OPTIONEE. In the event of the death of an Optionee during the term of the Option, the Option may be exercised at any time within six
        (6)months following the date of death, by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent that the Optionee was entitled to exercise the Option at the date of death. If, at the time of death, the

        Optionee was not entitled to exercise his or her entire Option, the Shares covered by the unexercised portion of the Option shall immediately revert to the Plan. If, after death, the Optionee's estate or a person who acquired the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

10.     NON-TRANSFERABILITY OF OPTIONS

        An Option may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

        The Administrator may restrict the right of an Optionee to sell or otherwise dispose of the Shares. In accordance with the Law, such restriction may not exceed three (3) years from the exercise date.

11.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION, DISSOLUTION, MERGER OR ASSET
        SALE

11.1 CHANGES IN CAPITALIZATION. In the event of the carrying out by the Company of any of the financial operations pursuant to Article 208-5 of the Law as follows:

        - issuance of shares to be subscribed for in cash or by set-off of existing indebtedness offered exclusively to the shareholders;

        - capitalization of reserves, profits, issuance premiums or the distribution of free shares;

        - issuance of bonds convertible or exchangeable into shares offered exclusively to shareholders;

        -   distribution of reserves in cash or portfolio securities; and

        -   capital reduction motivated by losses;

        the Administrator shall, in accordance with the conditions provided for in Articles 174-8 et seq. of the decree no. 67-236 of March 23, 1967 concerning commercial companies, effect an adjustment of the number and the price of the Shares subject to Option grants.

11.2 DISSOLUTION OR LIQUIDATION. In the event of the proposed dissolution or liquidation of the Company, to the extent that an Option has not been previously exercised, it will terminate immediately prior to the consummation of such proposed action. The Administrator may, in the exercise of its sole discretion in such instances, declare that any Option shall terminate as of a date fixed by the Administrator and give each Optionee the right to exercise his or her Option as to which the Option would not otherwise be exercisable.

11.3 CHANGE IN CONTROL. In the event of a Change in Control of the Company, each outstanding Option shall be assumed or an equivalent option or right shall be substituted by the successor corporation or an affiliated company of the successor corporation. The Administrator may, in lieu of such assumption or substitution, provide for the Optionee the right to exercise the Option as to the corresponding Shares as to which it would not otherwise be exercisable. If the Administrator makes an Option exercisable in lieu of assumption or substitution in the event of a Change in Control, the Administrator shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period. For the purposes of this paragraph, the Option shall be considered assumed if, following the Change in Control, the Option or right confers the right to purchase, for each Share of Optioned Stock subject to the Option immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Shares or ADRs for each Share or ADR held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received was not solely common stock of the successor corporation, or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option for each Share of Option Stock subject to the Option, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Shares or ADRs in the merger or sale of assets.

12.     DATE OF GRANT

        The date of grant of an Option shall be, for all purposes, the date on which the Administrator makes the determination granting such Option. Notice of the determination shall be provided to each Optionee within a reasonable time after the date of such grant.

13.     AMENDMENT AND TERMINATION OF THE PLAN

13.1 AMENDMENT AND TERMINATION. The Administrator may at any time amend, alter, suspend or terminate the Plan.

13.2 SHAREHOLDER APPROVAL. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with
        Section 422 of the Code (or any successor rule or statute or other applicable law, rule or regulation, including the requirements of any exchange or quotation system on which the Shares or ADRs is listed or quoted). Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the applicable law, rule or regulation.

13.3 EFFECT OF AMENDMENT OR TERMINATION. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company.

14.     CONDITIONS UPON ISSUANCE OF SHARES

14.1 LEGAL COMPLIANCE. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with all relevant provisions of law including, without limitation, the Law, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable U.S. Laws and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted.

14.2 INVESTMENT REPRESENTATIONS. As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being subscribed only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

15.     LIABILITY OF COMPANY

        The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue such Shares as to which such requisite authority shall not have been obtained.

16.     LAW AND JURISDICTION AND LANGUAGE

        This Plan shall be governed by and construed in accordance with the laws of the Republic of France. The Tribunal de Grande Instance of Nanterre shall be exclusively competent to determine any claim or dispute arising in connection herewith.

        The Company, the Board and the Optionees recognize that the Plan has been prepared both in the French and the English language. The French version is the version that binds the parties; notwithstanding this, the English version represents an acceptable translation and, consequently, no official translation will be required for the interpretation of the Plan.

                                        *
                                      * * *

                              BUSINESS OBJECTS S.A.
                        1999 STOCK OPTION GRANT AGREEMENT
                                     PART I
                          NOTICE OF STOCK OPTION GRANT

Name:
Address:

You have been granted an option to subscribe Shares of the Company, subject to the terms and conditions of the 1999 Stock Option Plan (the Plan) and this Option Agreement, as follows. Unless otherwise defined herein, the terms defined in the Plan shall have the same defined meanings in this Option Agreement.

Grant Number:
Date of Grant:
Vesting Commencement Date:
Exercise Price per Share:
Total Number of Shares Granted:
Total Exercise Price:
Term/Expiration Date:

TYPE OF OPTION (for US Beneficiaries only): This Option is intended to be an Incentive Stock Option ("ISO"). However, in accordance with Section 422(d) of the Internal Revenue Code of 1986 as amended, to the extent that the aggregate fair market value of Shares subject to Incentive Stock Options which become exercisable for the first time during any calendar year (under all plans of the Company or any Affiliated Company) exceeds $100,000, such excess Options is treated as Non-statutory Stock Options ("NSO").

VESTING SCHEDULE: This Option may be exercised, in whole or in part, in accordance with the following schedule:

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
provided that the Beneficiary remains in Continuous Status as a Beneficiary, as defined in section 2 (y) of the Plan, on such dates.

TERMINATION PERIOD: This Option may be exercised for ninety (90) days after termination of the Optionee's employment with the Company or the Affiliated Company as the case may be. Upon the death or Disability of the Optionee, this Option may be exercised for such longer period as provided in the Plan. Save as provided in the Plan, in no event shall this Option be exercised later than the Term/Expiration Date as provided above.

        By your signature and the signature of the Company's representative below, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. You have reviewed the Plan and this Option Agreement in their entirety, had the opportunity to obtain the advice of counsel prior to executing this Option Agreement and fully understand all provisions of the Plan and Option Agreement. You hereby agree to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and Option Agreement. You further agree to notify the Company upon any change in the residence address indicated above. You acknowledge and agree that this Option and its vesting schedule does not constitute an express or implied promise of continued employment and shall not interfere in any way with your right or the Company's right to terminate your employment at any time.

        The Company and the Optionee recognize that the Plan and this Agreement have been prepared both in the French and the English language. The French version is the version that binds the parties, which is to be signed by the Optionee and returned to the Company; notwithstanding this, the English version represents an acceptable translation and, consequently, no official translation will be required for the interpretation of this agreement.

OPTIONEE:                                   FOR BUSINESS OBJECTS S.A.


--------------------------------            ------------------------------------
Signature

                              BUSINESS OBJECTS S.A.
                        1999 STOCK OPTION GRANT AGREEMENT
                                     PART II
                               TERMS AND CONDITION

1. GRANT OF OPTION. The Plan Administrator of the Company hereby grants to the Optionee named in the Notice of Grant attached as Part I of this Agreement (the "Optionee"), an option (the "Option") to subscribe the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions of the 1999 Stock Option Plan, which is incorporated herein by reference. Subject to Section 13(c) of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Option Agreement, the terms and conditions of the Plan shall prevail.

IF DESIGNATED IN THE NOTICE OF GRANT AS AN INCENTIVE STOCK OPTION, THIS OPTION IS INTENDED TO QUALIFY AS AN INCENTIVE STOCK OPTION UNDER SECTION 422 OF THE CODE. HOWEVER, IF THIS OPTION IS INTENDED TO BE AN INCENTIVE STOCK OPTION, TO THE EXTENT THAT IT EXCEEDS THE $100,000 RULE OF CODE SECTION 422(d) IT SHALL BE TREATED AS A NON-STATUTORY STOCK OPTION.

2. EXERCISE OF OPTION

(a) Right to Exercise. This Option is exercisable during its term in accordance with the Vesting Schedule set out in the Notice of Grant and the applicable provisions of the Plan and this Option Agreement. In the event of Optionee's death, Disability or other termination of Optionee's employment, the exercisability of the Option is governed by the applicable provisions of the Plan and this Option Agreement.

(b) Method of Exercise. This Option is exercisable by delivery of an exercise notice, in the form attached hereto (the "Exercise Notice"), comprising a share subscription form (bulletin de souscription) which shall state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Company or its designated representative or by facsimile message to be immediately confirmed by certified mail to the Company. The Exercise Notice shall be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares. This Option shall be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by such aggregate Exercise Price.

No Shares shall be issued pursuant to the exercise of this Option unless such issuance and exercise complies with all relevant provisions of law and the requirements of any stock exchange or quotation service upon which the Shares are then listed. Assuming such compliance, for income tax purposes the Exercised Shares shall be considered transferred to the Optionee on the date the Option is exercised with respect to such Exercised Shares.

3. METHOD OF PAYMENT. Payment of the aggregate Exercise Price shall be by any of the following, or a combination thereof, at the election of the Optionee: (i) wire transfer; (ii) check; (iii) delivery of a properly executed notice together with such other documentation as the Administrator and the broker, if applicable, shall require to effect exercise of the Option and delivery to the Company of the sale or loan proceeds required to pay the exercise price; or (iv) any combination of the foregoing methods of payment.

4. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Plan and this Option Agreement shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

5. TERMS OF OPTION. Subject as provided in the Plan, this Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

6. ENTIRE AGREEMENT; GOVERNING LAW. The Plan incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee's interest except by means of a writing signed by the Company and Optionee. This agreement is governed by the laws of the Republic of France.

        Any claim or dispute arising under the Plan or this Agreement shall be subject to the exclusive jurisdiction of the Tribunal de Grande Instance of Nanterre.

                                CONSENT OF SPOUSE

                          (TO BE SIGNED BY RESIDENTS OF
                 CALIFORNIA AND OTHER COMMUNITY PROPERTY STATES)

        The undersigned spouse of Optionee has read and hereby approves the terms and conditions of the Plan and this Option Agreement. In consideration of the Company's granting his or her spouse the right to subscribe Shares as set forth in the Plan and this Option Agreement, the undersigned hereby agrees to be irrevocably bound by the terms and conditions of the Plan and this Option Agreement and further agrees that any community property interest shall be similarly bound. The undersigned hereby appoints the undersigned's spouse as attorney-in-fact for the undersigned with respect to any amendment or exercise of rights under the Plan or this Option Agreement.


                                          --------------------------------------
                                          Spouse of Optionee

                                    ANNEX C
                              BUSINESS OBJECTS S.A.
                1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN,
                               AS OF JUNE 5, 2000

        The following constitute the provisions of the 1995 International Employee Stock Purchase Plan of Business Objects S.A, as amended pursuant to the extraordinary general meetings of shareholders of June 13, 1996, June 19, 1997, June 18, 1998? May 4, 1999 and June 5, 2000.

1. PURPOSE.

        The purpose of the Plan is to provide employees of the Company and its Designated Subsidiaries with an opportunity to purchase Shares of the Company through accumulated payroll deductions. It is the intention of the Company to have the Plan qualify as an "Employee Stock Purchase Plan" under Section 423 of the Internal Revenue Code of 1986, as amended. The provisions of the Plan, accordingly, shall be construed so as to extend and limit participation in a manner consistent with the requirements of that section of the Code.

2. DEFINITIONS.

(A) "ADR" shall mean an American Depositary Receipt evidencing American Depositary Shares corresponding to Shares.

(B) "ADS" shall mean an American Depositary Share corresponding to Shares

(C) "Board" shall mean the Board of Directors of Business Objects S.A.

(D) "Code" shall mean the Internal Revenue Code of 1986, as amended.

(E) "Company" shall mean Business Objects S.A., a corporation organized under the laws of the Republic of France.

(F) "Compensation" shall mean all base straight time gross earnings and sales commissions, exclusive of payments for overtime, shift premium, incentive compensation, incentive payments, bonuses and other compensation.

(G) "Custodian" shall mean Banque Paribas, or any successor or successors thereto.

(H) "Depositary" shall mean the Bank of New York, or any successor or successors thereto.

(I) "Designated Subsidiaries" shall mean the Subsidiaries which have been designated by the Board from time to time in its sole discretion as eligible to participate in the Plan.

(J) "Employee" shall mean any individual who is an Employee of the Company or a Designated Subsidiary for tax purposes. For purposes of the Plan, the employment relationship shall be treated as continuing intact while the individual is on sick leave or other leave of absence approved by the Company or a Designated Subsidiary. Where the period of leave exceeds 90 days and the individual's right to reemployment is not guaranteed either by statute or by contract, the employment relationship will be deemed to have terminated on the 91st day of such leave.

(K) "Enrollment Date" shall mean the first day of each Offering Period.

(L) "Exercise Date" shall mean the last day of each Offering Period.

(M) "Fair Market Value" means, as of any date, the closing sale price in euros for one Share (or the closing bid, if no sales were registered) as quoted on the Premier Marche of ParisBourse SBF S.A. as reported in La Tribune, or such other source as the Board deems reliable, on the last Trading Day prior to the first day of the Offering Period, or on the last Trading Day of the Offering Period.

(N) "Offering Period" shall mean a period of approximately six (6) months, commencing on the first Trading Day on or after April 1 and terminating on the last Trading Day in the period ending the following September 30, or commencing on the first Trading Day on or after October 1 and terminating on the last Trading Day in the period ending the following March 31, at the beginning of which an option may be granted and at the end of which an option may be exercised pursuant to the Plan. The duration of Offering Periods may be changed pursuant to Section 4 of this Plan.

(O) "Plan" shall mean this 1995 International Employee Stock Purchase Plan.

(P) "Purchase Price" shall mean an amount no less than 85% of the Fair Market Value of a Share on the last Trading Day prior to the Enrollment Date or to 85% of the Fair Market Value of a Share on the Exercise Date, whichever is lower.

(Q) "Shares" shall mean ordinary shares with a nominal value of E0.10, of the Company.

(E) "Reserves" shall mean the maximum number of Shares, which have been authorized for issuance under the Plan pursuant to Section 12 hereof.

(F) "Subsidiary" shall mean a corporation, domestic or foreign, of which not less than 50% of the voting rights are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.

(G) "Trading Day" shall mean a day on which national stock exchanges and the National Association of Securities Dealers Automated Quotation (NASDAQ) System are open for trading.

(H) "Trust" shall mean the trust created by the Business Objects S.A. Employee Benefits Trust Agreement, attached hereto as Exhibit C.

(I) "Trustee" shall mean the trustee or trustees of the Trust.

3.      ELIGIBILITY.

        (A) Any Employee (as defined in Section 2(J), who shall be employed by the Company or a Designated Subsidiary on a given Enrollment Date shall be eligible to participate in the Plan.

        (B) Any provisions of the Plan to the contrary notwithstanding, no Employee shall be granted an option under the Plan (i) to the extent, immediately after the grant, such Employee (or any other person whose stock would be attributed to such Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase such stock possessing five percent (5%) or more of the total combined voting power or value of all classes of the capital stock of the Company or of any Subsidiary, or (ii) to the extent his or her rights to purchase stock under all employee stock purchase plans of the Company and its Subsidiaries would accrue at a rate which exceeds Twenty-Five Thousand Dollars ($25,000) worth of stock (determined with reference to the fair market value of the Shares at the time such option is granted) for each calendar year in which such option is outstanding at any time.

4.      OFFERING PERIODS.

        The Plan shall be implemented by consecutive Offering Periods with a new Offering Period commencing on the first Trading Day on or after April 1 and October 1 each year, or on such other date as the Board shall determine, and continuing thereafter until terminated in accordance with Section 19 hereof. The Board shall have the power to change the duration of Offering Periods (including the commencement dates thereof) with respect to future offerings without shareholder approval if such change is announced at least fifteen (15) days prior to the scheduled beginning of the first Offering Period to be affected thereafter.

5.      PARTICIPATION.

        (A) An eligible Employee may become a participant in the Plan by completing a subscription agreement authorizing payroll deductions in the form of Exhibit A to this Plan and filing it with the Company's or a Designated Subsidiary's payroll office prior to the applicable Enrollment Date.

        (B) Payroll deductions for a participant shall commence on the first payroll following the Enrollment Date and shall end on the last payroll in the Offering Period to which such authorization is applicable, unless sooner terminated by the participant as provided in Section 10 hereof.

6.       PAYROLL DEDUCTIONS.

        (A) At the time a participant files his or her subscription agreement, he or she shall elect to have payroll deductions made on each pay day during the Offering Period in an amount, together with amounts contributed under the Company's Plan d'Epargne d'Entreprise (the "Employee Savings Plan"), not to exceed ten percent (10%) of the Compensation which he or she receives on each pay day during the Offering Period.

        (B) All payroll deductions made for a participant shall be credited to his or her account under the Plan and will be withheld in whole percentages only. After the last payday in an Offering Period such payroll deductions shall be transferred to the Trust as soon as practicable. Funds may be advanced by a Designated Subsidiary to the Trust, or by the Trust to the Company, as necessary or convenient under any applicable law or regulation. A participant may not make any additional payments into his or her account, either with the Company, a Designated Subsidiary, or the Trust.

        (C) A participant may discontinue his or her participation in the Plan as provided in Section 10 hereof, or may increase or decrease the rate of his or her payroll deductions during the Offering Period by filing with the Company or a Designated Subsidiary a new subscription agreement authorizing a change in payroll deduction rate. The Board or board of directors of a Subsidiary, as the case may be, may, in its discretion, limit the number of participation rate changes during any Offering Period. The change in rate shall be effective with the first full payroll period following five (5) business days after the Company's or Designated Subsidiary's receipt of the new subscription agreement unless the Company or Designated Subsidiary elects to process a given change in participation more quickly. A participant's subscription agreement shall remain in effect for successive Offering Periods unless terminated as provided in
Section 10 hereof.

        (D) Notwithstanding the foregoing, to the extent necessary to comply with Section 423(b)(8) of the Code and Section 3(b) hereof, a participant's payroll deductions may be decreased to 0%. Payroll deductions shall recommence at the rate provided in such participant's subscription agreement at the beginning of the first Offering Period which is scheduled to end in the following calendar year, unless terminated by the participant as provided in
Section 10 hereof.

        (E) At the time the option is exercised, in whole or in part, or at the time some or all of the Company's Shares issued under the Plan is disposed of, the participant must make adequate provision for the Company's or Designated Subsidiary's federal, state, or other tax withholding obligations, if any, which arise upon the exercise of the option or the disposition of the Shares. At any time, the Company or Designated Subsidiary may, if required by the laws of the country of residence of the participant, withhold from the participant's compensation the amount necessary for the Company or Designated Subsidiary to meet applicable withholding obligations, including any withholding required to make available to the Company or Designated Subsidiary any tax deductions or benefits attributable to sale or early disposition of Shares by the Employee.

7.      GRANT OF OPTION.

        On the Enrollment Date of each Offering Period, each eligible Employee participating in such Offering Period shall be granted an option to purchase on the Exercise Date of such Offering Period (at the applicable Purchase Price) up to a number of Shares (in the form of ADSs) determined by dividing such Employee's payroll deductions accumulated and transferred to the Trust on or prior to such Exercise Date by the applicable Purchase Price; provided that in no event shall an Employee be permitted to purchase during each Offering Period more than 500 Shares, subject to adjustment as provided in Section 18 hereof; and provided further, that such purchase shall be subject to the limitations set forth in Sections 3(b) and 12 hereof. Exercise of the option shall occur as provided in Section 8 hereof, unless the participant has withdrawn pursuant to
Section 10 hereof, and shall expire on the last day of the Offering Period.

8.      EXERCISE OF OPTION

        With respect to each Exercise Date, the Company shall issue Shares to the Trust in accordance with Section 1.3 of the Trust, sufficient to meet its obligations to participating Employees under the Plan. Unless a participant withdraws from the Plan as provided in Section 10 hereof, notice of exercise of his or her option shall be deemed to have been given by the participant and his or her option for the purchase of Shares (in the form of ADSs) shall be exercised automatically by the Trustee on the Exercise Date, and the maximum number of full shares subject to such option shall be purchased for such participant by the Trustee at the applicable Purchase Price with the accumulated payroll deductions in his or her account with the Trust, and transferred to the Custodian to be deposited by the Custodian with the Depositary as ADSs; provided, however, no Shares shall be purchased which would result in the Employee receiving a fractional ADS; any payroll deductions accumulated in a participant's account which are not sufficient to purchase a full ADS shall be retained in the participant's account for use in the subsequent Offering Period, subject to earlier withdrawal by the participant as provided in Section 10 hereof. Any other monies left over in a participant's account (whether due to withdrawal by the participant from the Plan pursuant to Section 10, termination of the Plan in accordance with Section 19, or otherwise) after the Exercise Date shall be returned to the participant. During a participant's lifetime, a participant's option to purchase ADSs hereunder is exercisable only by him or her.

9.      DELIVERY

        As promptly as practicable after each Exercise Date on which a purchase of Shares occurs, the Trustee shall arrange the delivery of ADSs to the Depositary by the Custodian representing the Shares purchased upon exercise of options by the Trustee for the participating Employees.

10.     WITHDRAWAL; TERMINATION OF EMPLOYMENT

        (A) A participant may withdraw all but not less than all the payroll deductions credited to his or her account with the Company or Designated Subsidiary at any time prior to the transfer of funds made pursuant to Section 6(b) by giving written notice to the Company or Designated Subsidiary in the form of Exhibit B to this Plan. All of the participant's payroll deductions credited to his or her account will be paid to such participant promptly after receipt of notice of withdrawal and such participant's option for the Offering Period will be automatically terminated, and no further payroll deductions for the purchase of ADSs will be made during the Offering Period. If a participant withdraws from an Offering Period, payroll deductions will not resume at the beginning of the succeeding Offering Period unless the participant delivers to the Company or Designated Subsidiary a new subscription agreement.

        (B) Upon a participant's ceasing to be an Employee (as defined in Section 2(J) hereof) for any reason, he or she will be deemed to have elected to withdraw from the Plan and the payroll deductions credited to such participant's account during the Offering Period but not yet used to exercise the option will be returned to such participant or, in the case of his or her death, to the person or persons entitled thereto under Section 14 hereof, and such participant's option will be automatically terminated; provided, however, that any payroll deductions held by the Trust in an individual account for an Employee shall be subject to the terms of such Trust. The preceding sentence notwithstanding, a participant who receives payment in lieu of notice of termination of employment shall be treated as continuing to be an Employee for the participant's customary number of hours per week of employment during the period in which the participant is subject to such payment in lieu of notice.

        (C) A participant's withdrawal from an Offering Period will not have any effect upon his or her eligibility to participate in any similar plan which may hereafter be adopted by the Company or a Designated Subsidiary or in succeeding Offering Periods which commence after the termination of the Offering Period from which the participant withdraws.

11.     INTEREST

        No interest shall accrue on the payroll deductions of a participant in the Plan.

12.     SHARES

        (A) The maximum number of Shares authorized for issuance under the Plan shall be 720,000 Shares, subject to adjustment upon changes in capitalization of the Company as provided in Section 18 hereof. Capital increases to meet the Company's obligations under the Plan shall be determined and approved at extraordinary shareholders' meeting to be held at the same time as the annual shareholders' meetings of the Company, as necessary.

        (B) The Board shall subject to shareholders authorization from time to time reserve and issue to the Trust a number of Shares sufficient to meet its obligations under the current Offering Period of the Plan. If on a given Exercise Date the number of shares with respect to which options are to be exercised exceeds the number of Shares then available under the Plan, the Company shall distribute all of the Shares remaining available for purchase under the Plan to the Trust, which shall make a pro rata allocation to the participating Employees.

        (C) The participant will have no interest or voting rights in shares covered by his or her option until such option has been exercised.

        (D) ADSs to be delivered to a participant under the Plan will be registered in the name of the participant or in the name of the participant and his or her spouse, or in street name to be deposited with a broker.

13.     ADMINISTRATION

        The Plan shall be administered by the Board (or a committee thereof) or the board of directors of a participating Subsidiary (or a committee thereof), as the case may be. Such board or committee shall have full and exclusive discretionary authority to construe, interpret and apply the terms of the Plan, to determine eligibility and to adjudicate all disputed claims filed under the Plan with respect to any Employee of such Company or Subsidiary; provided, however, that any such construction, interpretation, application, determination and/or adjudication shall be subject to any terms, constructions, conditions, provisions, interpretations, determinations, adjudications, or decisions as may be adopted or made by the Board from time to time. Every finding, decision and determination made by the Board or its committee shall, to the full extent permitted by law, be final and binding upon all parties.

14.     DESIGNATION OF BENEFICIARY

        (A) A participant, except for a participant who is an Employee of Business Objects (U.K) Ltd., may file a written designation of a beneficiary who is to receive any ADSs and cash, if any, from the participant's account under the Plan in the event of such participant's death subsequent to an Exercise Date on which the option is exercised but prior to delivery to such participant of such ADSs and cash. In addition, a participant may file a written designation of a beneficiary who is to receive any cash from the participant's account under the Plan in the event of such participant's death prior to exercise of the option. If a participant is married and the designated beneficiary is not the spouse, spousal consent shall be required for such designation to be effective.

        (B) Such designation of beneficiary may be changed by the participant at any time by written notice. In the event of the death of a participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such participant's death, the Company shall cause such ADSs and/or cash to be delivered to the executor or administrator of the estate of the participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its discretion, may cause such ADSs and/or cash to be delivered to the spouse or to any one or more dependents or relatives of the participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

15.     TRANSFERABILITY

        Neither payroll deductions credited to a participant's account nor any rights with regard to the exercise of an option or to receive ADSs under the Plan may be assigned, transferred, pledged or otherwise disposed of in any way (other than by will, the laws of descent and distribution or as provided in Section 14 hereof) by the participant. Any such attempt at assignment, transfer, pledge or other disposition shall be without effect, except that the Company may treat such act as an election to withdraw funds from an Offering Period in accordance with Section 10 hereof.

16.     USE OF FUNDS

        All payroll deductions received or held by the Company or Subsidiary under the Plan for its Employees may be used by the Company or such Subsidiary, as the case may be, for any corporate purpose, and the Company or Subsidiary shall not be obligated to segregate such payroll deductions. Notwithstanding the preceding sentence, all payroll deductions transferred to and held by the Trust shall be used solely by the Trust as specified in the Trust agreement attached hereto as Exhibit C.

17.     REPORTS

        Individual accounts will be maintained for each participating Employee by the Company or the Designated Subsidiary as well as the Trust. Statements of account will be given to participating Employees at least annually, which statements will set forth the amounts of payroll deductions, the Purchase Price, the number of ADSs purchased and the remaining cash balance, if any, for the period covered by such statement.

18.     ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

        (A) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the Reserves shall be proportionately adjusted for any increase or decrease in the number of issued Shares resulting from a stock split, reverse stock split, combination or reclassification of the Shares, or any other increase or decrease in the number of Shares effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration". Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares subject to an option.

        (B) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Offering Period and the Plan will terminate immediately prior to the consummation of such proposed action and any and all accumulated payroll deductions will be returned to the participating Employees in accordance with Section 19(a), unless otherwise provided by the Board.

        (C) Merger or Asset Sale. In the event of a proposed sale of all or substantially all of the assets of the Company, or the merger of the Company with or into another corporation, each option under the Plan shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation, unless the Board determines, in the exercise of its sole discretion and in lieu of such assumption or substitution, to shorten the Offering Period then in progress by setting a new Exercise Date (the "New Exercise Date") or to cancel each outstanding right to purchase and refund all sums collected from participants during the Offering Period then in progress. If the Board shortens the Offering Period then in progress in lieu of assumption or substitution in the event of a merger or sale of assets, the Board shall notify each participant in writing, at least ten (10) business days prior to the New Exercise Date, that the Exercise Date for his option has been changed to the New Exercise Date and that his option will be exercised automatically on the New Exercise Date, unless prior to such date he has withdrawn from the Offering Period as provided in Section 10 hereof. For purposes of this paragraph, an option granted under the Plan shall be deemed to be assumed if, following the sale of assets or merger, the option confers the right to purchase, for each share of option stock subject to the option immediately prior to the sale of assets or merger, the consideration (whether stock, cash or other securities or property) received in the sale of assets or merger by holders of common stock for each Share held on the effective date of the transaction (and if such holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the sale of assets or merger was not solely common stock of the successor corporation or its parent (as defined in Section 424(e) of the Code), the Board may, with the consent of the successor corporation, provide for the consideration to be received upon exercise of the option to be solely common stock of the successor corporation or its parent equal in fair market value to the per share consideration received by holders of Shares and the sale of assets or merger. The Board may, if it so determines in the exercise of its sole discretion, also make provision for adjusting the Reserves in the event the Company effects one or more reorganizations, recapitalization, rights offerings or other increases or reductions of shares of its outstanding common stock, and in the event of the Company being consolidated with or merged into any other corporation.

19.     AMENDMENT OR TERMINATION

        (A) The Board, but not the board of directors of a Subsidiary, may at any time and for any reason terminate or amend the Plan. Except as provided in
Section 18 hereof, no such termination can affect options previously granted, provided that an Offering Period may be terminated by the Board on any Exercise Date if the Board determines that the termination of the Plan is in the best interests of the Company and its shareholders. In the event that an Offering Period is terminated (or the Plan is terminated during an Offering Period), any and all accumulated payroll deductions shall be returned to the participating Employees. Except as provided in Section 18 hereof, no amendment may make any change in any option theretofore granted which adversely affects the rights of any participant. To the extent necessary to comply with Rule 16b-3 or under
Section 423 of the Code (or any successor rule or provision or any other applicable law or regulation), the Company shall obtain shareholder approval in such a manner and to such a degree as required.

        (B) Without shareholder consent and without regard to whether any participant rights may be considered to have been "adversely affected," the Board (or its committee) shall be entitled to change the Offering Periods, limit the frequency and/or number of changes in the amount withheld during an Offering Period, establish the exchange ratio applicable to amounts withheld in a currency other than U.S. dollars, permit payroll withholding in excess of the amount designated by a participant in order to adjust for delays or mistakes in the Company's or Designated Subsidiary's processing of properly completed withholding elections, establish reasonable waiting and adjustment periods and/or accounting and crediting procedures to ensure that amounts applied toward the purchase of Shares for each participant properly correspond with amounts withheld from the participant's Compensation, and establish such other limitations or procedures as the Board (or its committee) determines in its sole discretion advisable which are consistent with the Plan.

20.     NOTICES.

        All notices or other communications by a participant to the Company or Designated Subsidiary under or in connection with the Plan shall be deemed to have been duly given when received in the form specified by the Company or Designated Subsidiary at the location, or by the person, designated by the Company or Designated Subsidiary for the receipt thereof.

21.     CONDITIONS UPON ISSUANCE.

        Neither Shares nor ADSs or ADRs shall be issued with respect to an option unless the exercise of such option and the issuance and delivery of such ADSs or ADRs pursuant thereto, as well as the issuance of shares from the Company to the Trust and the transfer of shares from the Trust to the Custodian, shall comply with all applicable provisions of law, domestic or foreign, including, without limitation, the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder, French Law No. 66-537 of July 24, 1966 relating to commercial companies, and the requirements of any stock exchange upon which the Shares or ADSs may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

        As a condition to the exercise of an option, the Company or Trustee may require the person exercising such option to represent and warrant at the time of any such exercise that the ADSs are being purchased only for investment and without any present intention to sell or distribute such ADSs if, in the opinion of counsel for the Company, such a representation is required by any of the aforementioned applicable provisions of law.

22. TERM OF PLAN

        The Plan shall become effective upon the earlier to occur of its adoption by the Board of Directors or its approval by the shareholders of the Company. It shall continue in effect for a term of ten (10) years unless sooner terminated under Section 19 hereof.

23. GOVERNING LAW AND JURISDICTION

        This Plan shall be governed by and construed in accordance with the laws of the State of California, except for that body of law pertaining to conflicts of laws.

                                        *

                                      * * *

                                    EXHIBIT A
                              BUSINESS OBJECTS S.A.
                 1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
                             PARTICIPATION AGREEMENT
                              [U.S. EMPLOYEES ONLY]

___ Original Application                         Enrollment Date: ______________
___ Change in Payroll Deduction Rate
___ Change of Beneficiary(ies)

1. ________________________________ hereby elects to participate in the Business Objects S.A. 1995 International Employee Stock Purchase Plan (the "International Employee Stock Purchase Plan") and to purchase ADSs of the Company in accordance with this Participation Agreement and the International Employee Stock Purchase Plan.

2. I hereby authorize the Company or any Designated Subsidiary of which I am an Employee to make payroll deductions from each paycheck in the amount of % of my Compensation on each payday (together with amounts contributed under the Employee Savings Plan, not to exceed 10%) during the Offering Period in accordance with the International Employee Stock Purchase Plan. (Please note that only whole percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated for the purchase of ADSs at the applicable Purchase Price determined in accordance with the International Employee Stock Purchase Plan. I understand that if I do not withdraw from an Offering Period, any accumulated payroll deductions will be used by the Trustee to automatically exercise my option.

4. I have received a copy of the complete "International Employee Stock Purchase Plan." I understand that my participation in the International Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Participation Agreement may be subject to obtaining shareholder approval of the International Employee Stock Purchase Plan, any Exhibit thereto and/or any amendment thereto.

5. ADSs purchased for me under the Employee Stock Purchase Plan should be issued in the name(s) of (Employee or Employee and Spouse Only):

6. I understand that if I dispose of any ADSs received by me pursuant to the Plan within 2 years after the Enrollment Date (the first day of the Offering Period during which I purchased such ADSs), I will be treated for United States federal income tax purposes (if subject to such taxes) as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the ADSs at the time such ADSs were purchased by me over the price which I paid for the ADSs. I hereby agree to notify the Company in writing within 30 days after the date of any disposition of ADSs and I will make adequate provision for Federal, state or other tax withholding obligations, if any, which arise upon the disposition of the ADSs. The Company or any of its Subsidiaries may, but will not be obligated to, withhold from my compensation the amount necessary to meet any applicable withholding obligation including any withholding necessary to make available to the Company or any of its Subsidiaries any tax deductions or benefits attributable to sale or early disposition of ADSs by me. If I dispose of such ADSs at any time after the expiration of the 2-year holding period, I understand that I will be treated for United States federal income tax purposes as having received income only at the time of such disposition, and that such income will be taxed as ordinary income only to the extent of an amount equal to the lesser of (1) the excess of the fair market value of the ADSs at the time of such disposition over the purchase price which I paid for the ADSs, or (2) 15% of the fair market value of the ADSs on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain. ADSs, or (2) 15% of the fair market value of the ADSs on the first day of the Offering Period. The remainder of the gain, if any, recognized on such disposition will be taxed as capital gain.

7. I hereby agree to be bound by the terms of the International Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the International Employee Stock Purchase Plan.

8. In the event of my death, I hereby designate the following as my beneficiary(ies) to receive all payments and ADSs due me under the Employee Stock Purchase Plan:

NAME: (Please print)
                    ------------------------------------------------------------
                                (First)      (Middle)          (Last)

------------------------    ----------------------------------------------------
Relationship to Employee                            (Address)


NAME: (Please print)
                    ------------------------------------------------------------
                                (First)      (Middle)          (Last)

------------------------    ----------------------------------------------------
Relationship to Employee                            (Address)

Employee's Social
Security Number:
                    -----------------------------------

EMPLOYEE'S ADDRESS:
                    -----------------------------------

                    -----------------------------------

I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Dated:
       -------------------------     -------------------------------------------
                                     Signature of Employee


                                     -------------------------------------------
                                     SPOUSE'S SIGNATURE
                                     (If beneficiary other than spouse)

                                   EXHIBIT A-1
                              BUSINESS OBJECTS S.A.
                 1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN
                             PARTICIPATION AGREEMENT
                              [NON-U.S. EMPLOYEES]

___ Original Application                          Enrollment Date:____________
___ Change in Payroll Deduction Rate

1. _____________________________________ hereby elects to participate in the
Business Objects S.A. 1995 International Employee Stock Purchase Plan (the "International Employee Stock Purchase Plan").

2. I hereby authorize the Company or any Designated Subsidiary of which I am an Employee to make payroll deductions from each paycheck in the amount of % of my Compensation on each payday (together with amounts contributed under the Company's Employee Savings Plan, not to exceed 10%) during the Offering Period in accordance with the International Employee Stock Purchase Plan.
(Please note that only whole percentages are permitted.)

3. I understand that said payroll deductions shall be accumulated in order to exercise the option(s) granted to me pursuant to the International Employee Stock Purchase Plan and to purchase ADSs representing Shares at the applicable Purchase Price determined in accordance with the International Employee Stock Purchase Plan. I understand that if I do not elect to withdraw from an Offering Period, any accumulated payroll deductions will be used by the Trustee to automatically exercise my option.

4. I have received a copy of the complete International Employee Stock Purchase Plan. I understand that my participation in the International Employee Stock Purchase Plan is in all respects subject to the terms of the Plan. I understand that the grant of the option by the Company under this Participation Agreement may be subject to obtaining shareholder approval of the International Employee Stock Purchase Plan, any Exhibit thereto and/or any amendment thereto.

5. ADSs purchased for me under the Employee Stock Purchase Plan should be issued in the name of (Employee Only):

6. I understand that, notwithstanding any other provision of this Participation Agreement or the International Employee Stock Purchase Plan:

        (A) neither the International Employee Stock Purchase Plan nor this Participation Agreement shall form any part of any contract of employment between the Company or any Designated Subsidiary and any Employees of any such company, and it shall not confer on any participant any legal or equitable rights (other than those constituting the Options themselves) against the Company or any Designated Subsidiary, directly or indirectly, or give rise to any cause of action in law or in equity against the Company or any subsidiary;

        (B) the benefits to participants under the Plan shall not form any part of their wages, pay or remuneration or count as wages, pay or remuneration for pension fund or other purposes;

        (C) in no circumstances shall any Employee on ceasing to hold his or her office or employment by virtue of which he or she is or may be eligible to participate in the International Employee Stock Purchase Plan be entitled to any compensation for any loss of any right or benefit or prospective right or benefit under the Plan, which he might otherwise have enjoyed, whether such compensation is claimed by way of damages for wrongful dismissal or other breach of contract or by way of compensation for loss of office or otherwise."

        (D) the Company expressly retains the right to terminate the International Employee Stock Purchase Plan at any time and that I will have no right to continue to receive option grants under the International Employee Stock Purchase Plan in such event.

7. I understand that I may be subject to taxation as a result of my participation under the International Employee Stock Purchase Plan. I have consulted any tax advisors in connection with my participation under the International Employee Stock Purchase Plan that I deem advisable, and have not relied on the Company for tax advice.

8. I hereby agree to be bound by the terms of the International Employee Stock Purchase Plan. The effectiveness of this Participation Agreement is dependent upon my eligibility to participate in the International Employee Stock Purchase Plan.

I UNDERSTAND THAT THIS PARTICIPATION AGREEMENT SHALL REMAIN IN EFFECT THROUGHOUT SUCCESSIVE OFFERING PERIODS UNLESS TERMINATED BY ME.

Employee's Taxpayer
Identification Number:
                       -----------------------------------

Employee's Address:

                       -----------------------------------

                       -----------------------------------

                       -----------------------------------


Dated:
       -------------------------     -------------------------------------------
                                     Signature of Employee

                                    EXHIBIT B

                              BUSINESS OBJECTS S.A.

                 1995 INTERNATIONAL EMPLOYEE STOCK PURCHASE PLAN

                              NOTICE OF WITHDRAWAL

The undersigned participant in the Offering Period of the Business Objects S.A. 1995 International Employee Stock Purchase Plan which began on 19 (the "Enrollment Date") hereby notifies the Company or Designated Subsidiary that he or she hereby withdraws from the Offering Period. He or she hereby directs the Company or Designated Subsidiary to pay to the undersigned as promptly as practicable all the payroll deductions credited to his or her account with the Company or Designated Subsidiary with respect to such Offering Period. The undersigned understands and agrees that his or her Option for such Offering Period will be automatically terminated. The undersigned understands further that no further payroll deductions will be made for the purchase of ADSs in the current Offering Period and the undersigned shall be eligible to participate in succeeding Offering Periods only by delivering to the Company or Designated Subsidiary a new Participation Agreement.

                                          Name and Address of Participant:

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          --------------------------------------

                                          Signature:

                                          --------------------------------------

                                          Date:
                                                --------------------------------

                                    ANNEX D
                          COMPANY SAVINGS PLAN, AMENDED
                               BUSINESS OBJECTS SA

                -------------------------------------------------

        By:

        Business Objects SA ("the Company"), headquartered at 1 square Chaptal, 92300 Levallois-Perret, represented by Mr. Bernard Liautaud, acting in his capacity as Chairman of the Board of Directors.

        It shall be recalled that an Employee Savings Plan (the Savings Plan) was established on July 4, 1991, with effect as of January 1, 1991, and was further amended on November 16, 1995. Its purpose is to enable employees of the Company to participate, with the Company's help, in the constitution of a collective portfolio of investment securities. The Savings Plan rules stated that the amounts contributed the Savings Plan could be used to acquire securities issued by the Company, subject to the terms and conditions defined by the shareholders of the Company and its Board of directors. Shares issued by the Company were to be subscribed directly by each of the participating employee.

        In order to simplify the administration of the Savings Plan, the Company resolved to implement a Company Mutual Fund (Fonds Common de Placement d'Entreprise) and therefore to amend the rules of the Savings Plan.

        Now therefore the rules of the Savings Plan, which replace and supersede the rules of the Savings Plan dated November 16, 1995, are as follows, it being specified that the rules of the Savings Plan dated November 16, 1995 shall survive and remain in full force with respect to shares of the Company issued prior to the date of this Savings Plan.


                =================================================
                |                        I                       |
                |                  BENEFICIARIES                 |
                =================================================

ARTICLE 1: PARTICIPATING EMPLOYEES

        1.1 All employees of the Company are eligible to participate in the Savings Plan once they have been with the Company for least six (6) months as of the date they entered the Savings Plan.

        1.2 Former employees who have retired or taken an early retirement, and who entered the Plan before they left, may continue to make contributions provided they have not closed out their account.

        1.3 No employee contribution, except for incentive-plan disbursements ("interessement") can be made on or after the date on which the employee ceases to be employed by the Company for any reason other than retirement or early retirement.

ARTICLE 2: PARTICIPATION REQUIREMENTS

        2.1 VOLUNTARY PARTICIPATION

        Each employee voluntarily participating in the Savings Plan pursuant to
Article 4.2, fills out a participation form provided by the personnel department. A sample form is attached hereto.

        By purchasing shares in the Company Mutual Fund Business Objects Actionnariat or purchase of shares in the mutual funds Selection 900 and Selection 903, a participant automatically adheres to the rules of the Savings Plan. Such adhesion is formalized by remitting the subscription form to the personnel department.

        2.2 MANDATORY PARTICIPATION

        Since amounts in the special profit-sharing reserve ("reserve speciale de participation") are mandatorily deposited into the Savings Plan in application of the rider to the profit-sharing agreement signed on November 16, 1995, no individual adhesion formality is required in this regard.


                =================================================
                |                      II                        |
                |       CONTRIBUTIONS TO THE SAVINGS PLAN        |
                =================================================

ARTICLE 3:     FUNDING OF THE SAVINGS PLAN

        The Savings Plan is funded by:

        -- the annual contribution, on behalf of the employees, of the special profit-sharing reserve;

        -- voluntary contributions by employees, if any, made in accordance with Article 4;

        --     supplemental contributions by the Company, if any,

        _ the reinvestment of revenues and capital gains from investments made in the Savings Plan.

ARTICLE 4: VOLUNTARY EMPLOYEE CONTRIBUTIONS

        4.1 INCENTIVE-PLAN CONTRIBUTIONS ("INTERESSEMENT")

        Each participant may decide to apply to the Savings Plan all or part of the incentive-plan disbursement he/she is allotted in application of the incentive-plan agreement in effect within the Company.

        Upon each incentive-plan disbursement, the recipient employees must, within 15 days of receiving the individual incentive-plan statement, inform the personnel office of the fraction they wish to contribute to the Savings Plan.

        Incentive-plan disbursements contributed to the Savings Plan are exempt from income tax, up to an amount equal to half of the social security ceiling. Incentive-plan disbursements are subject to the Cotisation Sociale Generalisee
(CSG) and the Contribution au Remboursement de la Dette Sociale (CRDS), even if partially or fully contributed to the Savings Plan. As a result, such taxes are withheld from the incentive-plan disbursement before contribution to the Savings Plan.

        4.2 PERIODIC CONTRIBUTIONS RESULTING FROM AN ANNUAL SAVINGS AGREEMENT

        Any employee who wishes to make voluntary contributions pursuant to an annual savings agreement states the annual amount of his/her contribution upon entering the Savings Plan. This annual amount may be increased or decreased at the beginning of each calendar year. The minimum annual amount is 1,000 francs.

        The employee's annual contribution, divided by four, is deducted from his/her salary in the last month of each quarter. These quarterly contributions may be suspended, increased, or decreased during the year, provided that the personnel department is notified before the 5th day of the month for which the suspension, increase or decrease is to occur.

        4.3 NON-PERIODIC CONTRIBUTIONS

        Outside the framework of any annual savings agreement, employees may subscribe shares of the mutual funds Selection 900 and Selection 903, as well as shares of the Company Mutual Fund Business Objects Actionnariat if and when an offering period is open, either by making a payment in cash or by direct deduction from their salary. Participants may also purchase shares of the Company Mutual Fund Business Objects Actionnariat by contributing shares of the Company which they subscribes prior to the effective date of this Savings Plan.

        4.4 ANNUAL LIMIT ON VOLUNTARY CONTRIBUTIONS

        By law, total contributions during any one calendar year may not exceed one fourth of the employee's gross annual salary. The calculation of maximum annual contributions includes incentive-plan contributions and periodic and non-periodic voluntary contributions as defined in Articles 4.1, 4.2 and 4.3 above. The special profit-sharing reserve, however, is not included in this calculation.

ARTICLE 5: MANAGEMENT COSTS

        The Company is responsible for:

        --     the cost of maintaining the individual savings accounts;

        -- the setup fees for Mutual Funds to which Savings Plan contributions are made;

        --     the cost of holding the Company's securities;

        _ the administrative and financial management commissions payable to the management company of the Company Mutual Fund Business Objects Actionnariat,

        _ the securities trading costs, statutory auditors costs and more generally all transaction costs relating to the Company Mutual Fund Business Objects Actionnariat.

        The annual administrative and financial management commissions payable to the management company relating to Selection 900 and Selection 903 shall remain the responsibility of the employees participating in the Savings Plan, as are the stock exchange costs related to arbitrage on securities issued by the Company.


                =================================================
                |                      III                       |
                |                 INVESTMENT OF                  |
                |              AMOUNTS CONTRIBUTED               |
                =================================================

ARTICLE 6: MANAGEMENT OF THE FUNDS

        6.1 INVESTMENT CHOICES OFFERED

        Amounts received by the Savings Plan are credited to the individual account opened in the name of the participating employee at Banque Worms, trustee of the Savings Plan. They are allocated to one of the following types of investment, at the option and in the proportions desired by the employee:

        -- Shares of the Company Mutual Fund "Business Objects Actionnariat". This Fund is invested in shares of Business Objects S.A., when issued in the context of an offering period reserved for subscription to employees. The shares of Business Objects S.A. are traded on the Nasdaq National market in the form of American depositary shares.

        --     Shares of the Mutual Fund "Selection 900".

        --     Shares of the Mutual Fund "Selection 903".

        Amounts contributed in application of the Savings Plan are allocated to one of the three types of investment within fifteen days from the contribution or due date.

        If the employee does not select an option, the contributions shall be allocated entirely to the Selection 900 Fund.

        6.2 SELECTION 900 AND SELECTION 903 MUTUAL FUNDS

        Banque Worms, headquartered at "Le Voltaire", 1 place des Degres, 92059 Paris La Defense, is the trustee of each of the Selection 900 and Selection 903 Mutual Funds. The management company is Epargne Expansion, headquartered at "Le Voltaire", 1 place des Degres, 92059 Paris La Defense.

        This agreement includes approval of the attached rules governing each of the two Funds.

        The Board Committee ("Conseil de Surveillance") for each of the Mutual Funds shall include an employee representative, elected by the Worker's Council, and a Company's representative.

        The Board Committee is required to meet each year to review the management report on the operations of the Fund and the results obtained during the past year.

        No modification of the Mutual Fund rules can be decided without the approval of the Board Committee.

        6.3 BUSINESS OBJECTS ACTIONNARIAT MUTUAL FUND

        Banque Worms, headquartered at "Le Voltaire", 1 place des Degres, 92059 Paris La Defense, is the trustee of each of the Selection 900 and Selection 903 Mutual Funds. The management company is Epargne Expansion, headquartered at "Le Voltaire", 1 place des Degres, 92059 Paris La Defense.

        This agreement includes approval of the attached rules governing each of the two Funds.

        The Fund is classified as a Company Mutual Fund ("Fond Commun de Placement d'Entreprise") invested in listed securities. As such, it is allowed to invest more than 10% of its net equity in securities of the Company, subject to the terms and conditions defined by the Company's general meetings of shareholders and Board of directors. The portfolio of the Fund shall be invested exclusively in shares of Business Objects S.A., in the form of American depositary shares traded on the Nasdaq National Market, it being specified that the Fund may not hold more than 10% of the voting securities of the Company.

        The Board Committee ("Conseil de Surveillance") for each of the Fund shall include four employee representatives, elected by the Worker's Council, and four Company's representatives.

        The Board Committee is required to meet each year to review the management report on the operations of the Fund and the results obtained during the past year.

        No modification of the Mutual Fund rules can be decided without the approval of the Board

        6.4 INCOME FROM THE PORTFOLIO

        Income from the Selection 900 and Selection 903 Mutual Funds, including dividend tax credits and other tax credits, are mandatorily reinvested in the Fund and thereby increase its value.

        In the case of securities transactions that include the attribution of shares or other rights of the Company, those rights are, at the election of the Fund, either transferred to Business Objects Actionnariat Mutual Fund, or an equivalent cash value is credited to the Fund. The latter then invests such cash in one or both of the other Mutual Funds.

        Other income arising from Business Objects securities and paid in cash are reinvested in either Selection 900 or Selection 903, at the election of the employee. In the absence of election made, income is reinvested in Selection 900 Mutual Fund shares.

        ARTICLE 7: INVESTMENT MODIFICATIONS BY EMPLOYEES

        Any employee or former employee may, under the following conditions, modify the investment of his funds during the waiting period:

        -- No modifications may be made with regard to amounts deposited prior to November 16, 1995.

        -- In order to facilitate management, orders will be centralized once a month and processed once a month. A participant wishing to modify the investment of his funds during a given month must so notify Epargne Expansion before the 15th of that month (or the business day preceding that date).

        -- No fund-investment modifications may be made in those cases where the amounts contributed by the employee have been supplemented by an employer contribution under the conditions set forth in Article L. 443-7, Paragraph 2, of the Labor Code.

        _ Any participant who modifies the investment of his funds shall pay the related modification costs, namely, the setup costs for the Mutual Fund into which his savings are to be transferred, and any other stock-exchange costs related to arbitrage on Company securities.

        _      The cost of any arbitrage is to be borne by the employee.

        _ No arbitrage can be performed on Business Objects Actionnariat Mutual Fund shares if those shares have not been paid in full.

                =================================================
                |                      IV                        |
                =================================================

                =================================================
                |           AVAILABILITY AND PAYMENTS            |
                =================================================


ARTICLE 8:     WAITING PERIOD

        Without prejudice to Article 9 of these rules, holdings invested in the name of an employee after these rules become effective shall not be available until the first day of the fourth month of the fifth fiscal year following the year in which the securities or mutual fund shares are acquired.

        However, if for any reason, there is no longer a profit-sharing agreement in effect within the Company, the waiting period shall expire on the first day of the seventh month of the fifth fiscal year following the year in which the shares or securities were acquired.

        Investment arbitrage as cited in Article 7 of these rules shall not affect the original availability date as defined above.

ARTICLE 9:     EARLY AVAILABILITY

        Participants or their beneficiaries may, however, gain access to their benefits before expiration of the five-year period in the following cases, as cited in Article R. 442-7 of the Labor Code:

        --     Said person gets married.

        -- A third or subsequent child is born into the household or taken in with a view to adoption.

        --     Divorce, when said person retains custody of at least one child.

        -- Said person or his/her spouse becomes disabled as defined under subparagraphs 2 and 3 of Article L. 341-4 of the Social Security Code.

        --     Death of beneficiary or his/her spouse.

        --     Employment contract ends.

        -- The beneficiary or his/her spouse creates or buys an industrial, commercial, craft or agricultural enterprise, either as a sole proprietor or in the form of a company, provided that he/she effectively controls said enterprise as defined in Article 163 [illegible] A of the General Tax Code, or a facility with a view to engaging in another, non-employee occupation.

        -- Acquisition or enlargement of said person's main residence that entails creating new living space as defined in Article R. 111-2 of the Building and Housing Code, provided there exists a building permit or a prior declaration of the work to be undertaken.

        -- The employee is in a situation of over-indebtedness as defined in Article L. 331-2 of the Consumption Code. A petition must be sent to the organization managing the funds or to the employer through the Chairman of the Over-indebtedness Case Review Committee or the judge, if early availability of the benefits is deemed favorable to the conclusion or necessary for the performance of an out-of-court settlement or a court-supervised receivership.

        As stated earlier, Company shares are not negotiable unless the subscription price has been paid in full.

ARTICLE 10: PAYOUT OF HOLDINGS

        Holdings which become available, either because the waiting period has expired or an early-availability circumstance has arisen, may, at the employee's or his/her beneficiary's option, either be:

        --     left in the Savings Plan, or

        --     paid out in part or in whole.

        Payout requests and any necessary supporting documents must be sent in writing to Epargne Expansion before the 15th of the current month, or the last preceding business day, precisely indicating the type and number of shares or securities for which payment is requested.

        Selection 900, Selection 903 and Business Objects Actionnariat Mutual Fund shares are purchased according to the procedures set forth in the rules for each of these two Mutual Funds.

ARTICLE 11: FORMER EMPLOYEES

        11.1 If an employee leaves the Company without exercising his/her early availability rights or before the Company is in a position to liquidate, on the date of his/her departure, all of the benefits which he/she holds, the Company will:

        -- issue the employee a declaration indicating the nature and amount of his/her benefits as well as the date(s) on which those benefits will become tradeable or payable;

        -- ask for the address where interest, dividends and notices relating to his/her benefits, and, upon their maturity, the securities or corresponding amounts should be sent;

        -- inform the employee that he/she is responsible for informing the Company of any change of address.

        11.2 When an employee who has left the company cannot be reached at the most recent address he/she has indicated, the holdings in his/her name shall be held by the management organization. Upon expiration of the statue of limitations, the management organization shall liquidate the assets and deposit the resulting sum in the public Treasury.

                =================================================
                |                       V                        |
                |           MISCELLANEOUS PROVISIONS             |
                =================================================

ARTICLE 12: INFORMING PARTICIPANTS

        Information relating to this Savings Plan shall be communicated by posting or through informational memos. Every time a transaction, subscription or purchase occurs, a personalized statement indicating the number of stock shares acquired or purchased and the price of the subscription (or value of the purchase) shall be remitted to the participant. Participants shall receive at least one statement per year, reminding them of their situation, the date on which their holdings become available, and the circumstances under which those holdings may exceptionally become available earlier. Each subscription offering on Company securities shall be communicated in an informational memorandum remitted in advance to the employees. The memorandum shall indicate the nature and terms of the offering.

ARTICLE 13: SETTLEMENT OF DISPUTES

        Before filing an action with the courts having jurisdiction, the Company and participants shall attempt to resolve, within the corporate framework, any disputes related to the Savings Plan.

ARTICLE 14: TERM AND EFFECTIVE DATE

        This Savings Plan becomes effective on December 21, 1998 and shall be renewed by tacit agreement unless terminated by the Company prior to January 1st of each year.

        Termination or any modification shall be documented in the same form and manner as the Savings Plan was concluded.

Signed in Levallois-Perret on December 17, 1998



-----------------------------------------------
[signature]
Bernard Liautaud
Chairman of the Board of Directors

                                     ANNEX E

                              BUSINESS OBJECTS S.A.

               INSTRUCTIONS TO THE BANK OF NEW YORK, AS DEPOSITARY
        (MUST BE RECEIVED PRIOR TO THE CLOSE OF BUSINESS ON MAY 30, 2000)

The undersigned Holder of American Depositary Receipts hereby requests and instructs The Bank of New York, as Depositary, to endeavor, insofar as practicable, to cause to be voted the Deposited Securities corresponding to such Receipts registered in the name of the undersigned on the books of the Depositary as of the close of business on April 10, 2000 at the Ordinary and Extraordinary General Meeting of Shareholders of Business Objects S.A. to be held in France, on June 5, 2000 (First Call) and if needed on June 13, 2000 (Second Call), and any adjournments thereafter, in respect of the Resolutions specified in the Notice of Meeting.

NOTES:

Instructions as to voting on the specified resolutions should be indicated by an "X" in the appropriate box.

1. It is understood that if (i) a Voting Instruction Card which is signed but on which no voting instructions are indicated, (ii) a Voting Instruction Card is improperly completed, or (iii) no Voting Instruction Card is received by the Depositary from a Holder of American Depositary Receipts on or before May 30, 2000, the Depositary will deem such Holder to have instructed the Depositary to give a proxy to the President of the Annual Meeting to vote in favor of each proposal recommended by the Board of Directors of the Company and against each proposal opposed by the Board of Directors of the Company.

        Business Objects S.A.
                                      P.O. Box 11230
                                      New York, NY 10203-0230

(CONTINUED AND TO BE DATED AND SIGNED ON THE REVERSE SIDE)

PROXY CARD GOES HERE.

Within the authority of the Ordinary General Meeting, the following items will be voted          FOR         AGAINST
on:

1      To approve the financial statements of Business Objects S.A for the year ended
       December 31, 1999                                                                         [ ]           [ ]

2      To allocate the profits of the year ended December 31, 1999                               [ ]           [ ]

3      To renew the term of office of Mr. Bernard Liautaud as Director                           [ ]           [ ]

4      To renew the term of office of Mr. Philippe Claude as Director                            [ ]           [ ]

5      To ratify transactions in which Directors have an interest                                [ ]           [ ]

6      To approve transactions in which Directors have an interest                               [ ]           [ ]

7      To authorize the Board of Directors to repurchase the shares of the Company               [ ]           [ ]

Within the authority of the Extraordinary General Meeting, the following items will be voted on:

8      To re-affirm the price setting conditions of shares reserved for issuance under
       the Employee Savings Plan                                                                 [ ]           [ ]

9      To reserve 75,000 shares for issuance under the Employee Savings Plan                     [ ]           [ ]

10     To re-affirm the price setting conditions of shares reserved for issuance under
       the 1995 International Employee Stock Purchase Plan                                       [ ]           [ ]

11     To reserve 200,000 shares for issuance under the 1995 International Employee
       Stock Purchase Plan                                                                       [ ]           [ ]

12     To increase the number of shares reserved for issuance under the 1999 Stock
       Option Plan by 3,000,000 shares                                                           [ ]           [ ]

13     To authorize the issuance of securities that participate in the share capital of
       the Company, with preferential subscription rights                                        [ ]           [ ]

14     To authorize the issuance of securities that participate in the share capital of
       the Company, without preferential subscription rights                                     [ ]           [ ]

15     To authorize the issuance by subsidiaries of the Company of securities that
       participate in the share capital of the Company                                           [ ]           [ ]

16     To authorize capital increases in the event of a tender or exchange offer
       for securities of the Company                                                             [ ]           [ ]

                                        The Voting Instructions must be signed
                                        by the person in whose name the relevant
                                        Receipt is registered on the books of
                                        the Depositary. In the case of a
                                        Corporation, the Voting Instructions
                                        must be executed by a duly authorized
                                        Officer or Attorney. In the case of
                                        joint holders, the signature of any one
                                        will suffice.

                                        Dated:                            , 2000
                                              ----------------------------

                                        ----------------------------------------
                                        Signature

                                        ----------------------------------------
                                        Signature, if held jointly